UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-1512

Oppenheimer Capital Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 2/28/2017

Item 1. Reports to Stockholders.

Semiannual Report 2/28/2017

OppenheimerFunds®
The Right Way
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# Oppenheimer
# Capital Income Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/28/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 3000 Index	Bloomberg Barclays U.S. Aggregate Bond Index	Reference Index
6-Month	4.04%	-1.95%	10.29%	-2.19%	2.07%
1-Year	11.15	4.76	26.29	1.42	9.70
5-Year	5.95	4.70	13.85	2.24	6.41
10-Year	1.50	0.90	7.64	4.28	6.07

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) generated a total return of 4.04% during the six month period ended 2/28/17. The Fund outperformed its Reference Index, a customized weighted index comprised of 65% Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Index”) and 35% Russell 3000 Index, which returned 2.07%, by 197 basis points (“bps”). Measured separately, the Barclays Index returned -2.19% and the Russell 3000 Index returned 10.29%. The Fund also outperformed the Morningstar 30-50% Equity Allocation peer group average, which returned 2.81%, by 123 bps. The equity/equity-like and opportunistic strategies generated strong absolute returns during the period while the high grade fixed income strategy generated a negative return. However, the opportunistic and high grade fixed income strategies contributed to performance on a relative basis versus the Barclays Index while the equity/equity-like strategy underperformed the Russell 3000 Index.

In the wake of Trump’s surprise election victory, plus the Republican sweep in Congress, and based on our analysis of a variety of macro factors, we have modified our overall view on the markets—we are now less bearish on equities but we are more bearish on fixed income. We also believe the bull market in U.S. equities and the credit cycle could be extended, but by how much is unknown. Prior to the election, we were positioned for higher interest rates and a stronger U.S. dollar. After Trump’s victory, our conviction in these positions has increased. Accordingly, we made several changes to the portfolio during the fourth quarter of 2016.

For example, we added to our positions in credit because we are less concerned today about credit problems than we were before the election. In addition, President Trump’s calls for lower corporate taxes and reduced rates on repatriated cash have caused us to become more favorable on companies paying high taxes or with significant amounts of cash held offshore. As a result, we increased our positions in certain companies that pay high U.S. tax rates or hold large amounts of cash in foreign countries. These changes marginally increased the portfolio’s beta to the S&P 500 from 0.35 to 0.37, which is still low. (Beta measures a fund’s sensitivity to the market; a beta greater than 1.00 indicates that the fund is more sensitive to market volatility.) Importantly, we are not ramping up equity beta in the portfolio. This positioning is prudent in our view because we expect lower average equity returns over the next five years relative to the last eight years. This is especially true since the Federal Reserve’s (“Fed”) four rounds of quantitative easing are in the rearview mirror and we believe interest rates are headed higher, not lower.

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If the Trump administration can implement a number of its announced pro-growth policies, then we could see future returns pulled forward into the next 12-24 months, leaving an even bigger return valley beyond that period. We remain concerned about the valuation level of equities, and historically from current levels, returns have been low over the following ten years.

We also modified our positioning around the theme of European fragmentation and our short credit exposure in peripheral Europe, although this change may be more optical than substantive because our risk exposures remain roughly the same. We formerly owned credit default swaps (“CDS”) on the sovereign debt of Italy, Portugal, Spain and Austria. We changed the implementation of this position by exiting the CDS and shifting into sovereign bond futures, which give us similar risk exposure but with a lower cost of carry and potentially greater sensitivity to market developments. In this regard, we are now short bond futures in Italy, Spain and France, while we are long German bond futures. Significantly, this is a credit spread play, not an interest rate play. If the economic situation deteriorates in these countries, or other factors cause spreads to widen meaningfully, we are positioned to benefit. We believe this positioning offers an attractive risk/reward profile with much more potential upside than downside.

The Fund’s Class A shares paid two dividends during the reporting period: $0.0619 per share on 9/23/16 and $0.0807 per share on 12/13/16. It paid $0.2664 in dividends during the twelve month period ending 2/28/17. (The Fund’s Class A shares had a NAV of $10.09 per share on 2/28/17.) In addition, we believe that upside/downside capture ratios provide a good measure of the Fund’s downside protection. The upside capture ratio is the cumulative performance of the Fund in all up months of positive return divided by the cumulative performance of an index in those months. The downside capture ratio is the cumulative performance of the Fund in all down months of negative return divided by the cumulative performance of an index in those months. For the period from April 2009 to February 2017 (the period that Michelle Borré has been lead portfolio manager), the Fund’s upside capture has been 96% of the Morningstar 30-50% Equity Allocation Category peer group average and its downside capture has been just 57%. In our view, these distributions, combined with our upside/downside capture ratios, are a testament to the Fund’s intelligent blending of multiple asset classes as well as its primary goal of total return, generated through a combination of price appreciation, downside risk mitigation and income.

The periodic sharp declines in the equity markets combined with spikes in volatility over the past 24 months, including the first six weeks of 2016 and the two days following the “Brexit” vote in the U.K., suggest that investors should remain mindful of risk. Structural flaws in both Europe and Japan remain unresolved, as does the debt crisis in Greece. China and other emerging markets

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are facing structurally slower growth. Many developed markets are stuck in low gear, and numerous countries in the Eurozone face persistently slow growth combined with inflation well below their targets.

More broadly, we believe that in a number of countries there has been a meaningful change in the relationship between elected representatives and voters, or stated differently, between those who make policies and those who actually pay for those policies. This change was typified by Brexit where voters in the U.K. surprised the capital markets by electing to leave the European Union (“EU”), prompting Prime Minister David Cameron to resign. In other countries, voter dissatisfaction with ruling parties continues to grow. For example, German Chancellor Angela Merkel’s Christian Democratic Union posted disappointing losses in several elections, due in part to voter anger over Germany’s acceptance of approximately one million refugees from the Middle East and Africa. Joining the EU opened the door to new problems like immigration and the need to bail out peripheral nations. However, the EU does not seem capable of solving these issues, which has caused significant internal tension. In short, the chasm between politicians who decide social and fiscal policies and the voters who actually pay for those policies is growing. Austria came close to electing a far right candidate in its Presidential election last December. France and Germany will hold national elections this year, and Italy has an election in 2018. We do not know what the outcome of these elections will be, but we believe the results have the potential to create additional stress on the structure of the EU. Simply put, we believe the EU in its current form is unsustainable, although we do not know what specific catalysts might cause changes in that structure or when those changes might occur. Meanwhile, voter dissatisfaction was on full display in the U.S. as Donald Trump won the presidential election with a campaign to effect radical change in Washington and the Republicans swept Congress for the first time in 15 years. Each of these elections has the potential to create significant geopolitical change that could increase volatility in the capital markets. We believe the Fund’s multi-strategy and multi-asset class approach offers the flexibility to navigate what we see as a dynamic, unpredictable and still challenging environment.

The Fund seeks to deliver total return by providing a stream of income along with capital appreciation while attempting to mitigate downside risk. The Fund invests opportunistically in a broad range of securities across asset classes and capital structures. The portfolio is designed as a conservative investment vehicle with income, upside potential, strong risk-adjusted returns, low volatility and low drawdowns. Our investment process combines top down and bottom up analysis both within and across asset classes. We are fundamentally driven and longer term, value-oriented investors.

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MARKET OVERVIEW

The global capital markets continued to undergo several meaningful changes during the reporting period. Certain of these changes resulted from the Fed’s decision in December 2015 to raise the Fed Funds rate for the first time in nine years. Although the increase was only 25 bps, it was accompanied by Fed guidance that the market could be facing up to four rate hikes in 2016 and an additional four hikes in 2017. The possibility of eight rate hikes over the next 24 months was enough to spark a global selloff, with the S&P 500 falling 10.27% in the first six weeks of 2016. During the same period, the FTSE 100 Index fell 11.11%, the Nikkei 225 Index fell 17.44%, the MSCI Emerging Markets Index fell 10.17% and WTI crude oil collapsed 29.92% to a new cycle low of $26 per barrel. The severity of this selloff surprised the Fed, causing it to walk back market expectations about the steepness of the path to rate normalization. Instead of proceeding with eight rate hikes over 2016-2017, the Fed immediately hit pause and did not raise rates again until December 2016—its second hike in 10 years. (The Fed raised rates by another 25 bps in March 2017, two weeks after the end of the reporting period.) It remains to be seen how many times the Fed will raise rates in 2017, and what the path toward rate normalization will look like. However, one thing is certain—each time the Fed hikes rates it is widening a divergence of monetary policy that investors have never faced before. This is especially true since the European Central Bank (“ECB”), the Bank of Japan (“BoJ”) and the Bank of England

(“BoE”), among others, continue to execute quantitative easing (“QE”), negative interest rate policies or other forms of monetary easing. (In fact, central banks in the U.K., Russia, Brazil, India, Australia, New Zealand, Indonesia, Argentina and elsewhere all cut interest rates since mid-2016.) Each of these central bank programs, like the four rounds of QE that the Fed executed from 2009-2014, are designed to help boost the economy by keeping mortgage rates and other long-term interest rates low, but a primary benefit to investors has turned out to be their contribution to asset price inflation.

Although the Fed stopped purchases under its most recent QE program on Halloween of 2014, the combination of the ECB’s and BoE’s new QE programs, and the BoJ’s acceleration of its existing QE program, have more than made up for the cessation of the Fed’s purchases, further adding to global liquidity in 2015 and 2016. Significantly, we do not expect this year-on-year acceleration in total global QE to continue indefinitely. Moreover, the results in the Eurozone and Japan have not been particularly impressive so far. Inflation has remained below target and economic growth has remained anemic in both regions. Real GDP growth in the Eurozone was only 1.7% year-on-year in 2016, and it was just 1.0% in Japan for the same period.

As investors have begun to appreciate the broader implications of these changes in both monetary policy and global liquidity, risk asset classes have started to behave differently. For

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example, during the 25 year period ending 12/31/15, the average annual total return for the S&P 500 was 9.81%. However, four rounds of QE by the Fed during 2009-2014 accelerated economic growth, inflated risk asset prices and pulled forward financial returns. In fact, during that six year period, the average annual total return for the S&P 500 increased to 17.21%. When the last of those QE programs ended on 10/31/14, economic growth slowed and financial returns declined sharply. In this regard, the total return for the S&P 500 in 2015—the first full year after QE3 ended—was just 1.38%. While the total return for the S&P 500 improved to 11.96% in 2016, we believe a critical driver of that improvement was the fact that the Fed did not raise rates again until 12 months after its previous hike. Going forward, on a longer term basis, we believe that returns for the S&P 500 will be more muted than they have been over the last seven years, with an average annual return in the mid-single digits or less. In short, we expect structurally lower returns and higher volatility in a post-QE world (at least in the U.S.) where extremely accommodative monetary policies stimulated growth, inflated risk asset prices and pulled forward financial returns. Of course, the surprise election victory of Donald Trump could act as a catalyst that also pulls forward returns.

Finally, risk assets have rallied around the world since Trump’s surprise election victory. For example, the S&P 500 has generated a total return of 10.00% from 11/9/16 to 2/28/16 while the FTSE 100 Index has climbed 6.47%, the Nikkei 225 Index has risen 17.90%, the MSCI Emerging Market Index has risen 6.93%, and WTI crude oil has climbed 20.08% over the same period. Significantly, this means that valuations have become even more stretched. Against this backdrop, interest rates have climbed steadily higher, with the yield on the 10-year Treasury note rising from 1.85% on election day to 2.39% by the end of the reporting period for an increase of 54 bps. In addition, as the yield on the 10-year Treasury backed up in the fourth quarter, fixed income came under pressure, with the Barclays Index falling 2.97%. In our view, Treasuries could become less helpful to investors during market selloffs or rising rate environments, in part because they offer paltry yields, making the risk/reward tradeoff unattractive. This is especially true as the Fed continues to normalize rates.

In our view, equity markets could exhibit increased volatility but without rising as consistently as they did in the previous eight years, and traditional fixed income investments may not provide as much ballast to diversified portfolios during challenging market environments. Under these circumstances, we believe investors could benefit from a broader toolkit than was needed during the risk-on market of 2009-2014 and a different toolkit than has been effective in the past because of the unfavorable risk/reward in conservative fixed income. Part of this broader toolkit could include the ability to take positions with short exposure that can actually profit from market declines. This kind of short exposure

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is available through the opportunistic strategy of the Fund. In addition, the Fund takes less duration risk on average than its Morningstar peer group, and it has a level of flexibility that could be beneficial in a different environment where traditional fixed income is challenged.

FUND REVIEW

Equity/equity-like strategy. The Fund’s equity/equity-like strategy may include common stocks, high delta convertible bonds, preferred stocks and structured notes. This strategy generated a strong positive return but underperformed the Russell 3000 Index during the reporting period. The largest contributors to performance during the period were our positions in M&T Bank, Apple and Republic Services, while the biggest detractors included Brinker International, Occidental Petroleum and Reynolds American.

Biggest Contributors to Equity/Equity-Like Strategy

Our position in M&T Bank (MTB) contributed to performance during the period, in part because Trump’s election victory caused a meaningful shift in investors’ expectations for regional banks. The new administration’s policies are expected to increase economic growth, roll back regulations and lower corporate tax rates. We believe these changes should benefit MTB and other regional banks because they operate economically sensitive businesses, generate nearly 100% of their earnings in the U.S., and have faced burdensome regulations under the Obama administration. In addition, MTB’s effective tax rate is nearly 40%, and yields on most of the company’s loans should respond quickly to changes in short-term interest rates, while the cost of its deposits is expected to lag well behind increases in market interest rates. In our opinion, this dynamic should cause the company’s net interest margin to rise, which should improve MTB’s profitability.

Similarly, our position in Apple Inc. (AAPL) contributed to performance as the company benefited from a solid product cycle for the iPhone 7. This success was enhanced by domestic carrier marketing support for that product as well as the lack of effective competition from Samsung. We expect the momentum to continue as there is significant customer interest surrounding the company’s expected release of its latest iPhone in 2017. Furthermore, AAPL’s management team continues to receive positive reviews for its capital allocation strategy, which has helped to return cash to shareholders.

Our position in Republic Services (RSG), a U.S.-based solid waste collection and disposal company, also contributed to performance. RSG continued to benefit from positive trends in volume and pricing on the back of population growth, improvements in housing and growth in commercial waste disposal. In addition, the company benefited from implementation of digital and e-commerce capabilities to offer better waste disposal services to its customers while increasing prices. In particular, the company was able

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to shift some of its index-based pricing customers to an alternative (and higher) waste index. RSG also increased margins through further automation of its residential collection fleet and implementation of best practices in fleet maintenance.

Biggest Detractors in Equity/Equity-Like Strategy

Our position in Brinker International (EAT), a casual dining restaurant company, detracted from performance. The company suffered from overall weakness in the restaurant industry, which has pressured customer traffic trends. EAT has implemented a number of new initiatives around menu, beverages and advertising that are expected to play out over the next year. While we don’t expect restaurant industry trends to bounce back immediately, we believe that strong execution on these initiatives could improve the company’s performance.

Similarly, our position in Occidental Petroleum (OXY), a U.S.-based global exploration and production company, detracted from performance. The stock has underperformed since management announced the $2 billion acquisition of Permian Basin acreage that the market viewed as fully valued. Investors were concerned that the acquisition could negatively impact the company’s pristine balance sheet. Furthermore, they worried about rising unit production costs as the company transitions to become more of a U.S. onshore shale player that is focused on delivering 5-8% production growth per year. This has raised questions about whether OXY is still a prodigious free cash flow producer that consistently grows its dividend, or whether it is now focused on differentiated production growth, which might require outspending the company’s after-dividend cash flow.

Our position in Reynolds American (RAI), a cigarette and tobacco company, also detracted from performance. RAI’s quarterly earnings disappointed investors during much of 2016. The company also faced volatility in volume trends, particularly in mid-2016 as inventory stocking/de-stocking was less favorable than in the prior year. Furthermore, the company suffered margin pressure in 2016, due in part to the timing of management’s spending on marketing. Nonetheless, RAI has an attractive yield profile and was an income contributor during the reporting period.

Opportunistic strategy. In this strategy we seek asymmetric risk/reward opportunities and investments where the return profile has a low correlation to traditional investment strategies. We also seek investments that can help to achieve our broader fund objectives. At the end of the reporting period, this strategy included investments in senior bank loans, asset-backed securities (“ABS”), commodities, preferred stock and certain derivatives, including those used to gain exposure to currency and interest rate markets. This strategy produced a positive absolute return and meaningfully

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outperformed the Barclays Index during the period. Among the top performers in this strategy were our long positions in the Oppenheimer Master Loan Fund, an ABS backed by aircraft engines, and our short position in the Japanese yen. The biggest detractors were our long position in gold, a pair trade that is long North American investment grade (“IG”) credit and short EU IG credit, and our short position in Japanese interest rates.

Biggest Contributors in Opportunistic Strategy

Our position in the Master Loan Fund contributed to performance during the period. Credit spreads continued to tighten in late 2016 as concerns about slowing U.S. growth and high corporate leverage gave way to optimism about the potential for lower taxes and fiscal spending to accelerate economic activity. In addition, the expected inflationary impact of Trump’s pro-growth polices drove concerns about inflation and higher interest rates. The floating rate nature of these loans makes them more attractive than fixed rate securities in a rising rate environment. Flows into U.S. leveraged loan funds have been positive for eight consecutive months, which has helped to support loan valuations. The general improvement in credit spreads was a key performance driver for the Master Loan Fund. Default rates also fell during the period from 1.95% to 1.70%.

Our position in an ABS backed by airplane engines contributed to performance as well. In addition to the engine portfolio, this bond benefits from an insurance policy that guarantees payment of principal and interest through maturity. Engines on planes that are in low demand have been liquidated at well below replacement values while engines on high demand planes continue to generate lease income. During the reporting period, several engines that back this bond were leased again, which resulted in higher rental revenue and accelerated principal repayments. In this regard, over 6% of the outstanding principal was paid down during the period, due largely to increased revenue from engine leases.

Our long U.S. dollar / short Japanese yen position also contributed to performance. All of our currency positions are long the U.S. dollar, which appreciated in the wake of Trump’s surprise victory and the Republican sweep in Congress. Trump’s plans to lower corporate tax rates and increase spending on infrastructure are designed to stimulate the economy. These measures, if implemented, are likely to increase inflationary pressures which are likely to cause the Fed to raise rates. (The Fed did raise rates by 25 basis points in December 2016 and again in March 2017.) Higher rates generally increase the relative attractiveness of U.S. dollar assets, and therefore, increase demand for dollars. Furthermore, the protectionist trade policies advocated by Trump are likely to make imports less attractive, thereby decreasing the supply of U.S. dollars in international markets and putting upward pressure on U.S. dollar exchange rates. Finally, the potential for a

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border adjustment tax creates the possibility for a significant one-time appreciation of the U.S. dollar. Although many of these policies are not yet in place, the market has priced in a higher probability that they could occur, which increased the value of the dollar relative to most other currencies.

Biggest Detractors in Opportunistic Strategy

In contrast, our position in gold (GLD) detracted from performance during the period as the yellow metal fell by 4.62% (or $60) to $1,248 per troy ounce. Gold bullion, which began the period at $1,307 per ounce, declined marginally until the day after the U.S. presidential election when it began to fall more steeply. It bottomed in mid-December before reversing course and rising consistently through the end of the period. Gold initially dropped on expectations that a Trump administration would lead to fiscal stimulus, lower taxes, less regulation, faster economic growth, a stronger dollar and higher interest rates. Earlier in 2016, investors had bid up the price of the metal as a safe haven play, a warrant against monetary policy going off the rails and a potential hedge against competitive currency debasement. For 2016, the price of gold climbed 8.14% (or $87) to $1,147 per ounce. This was the first annual increase in the gold price in the last four years.

Our pair trade of long North American IG credit / short European Union IG credit also detracted from performance. We expressed this position through holdings in credit default swap indices. The European IG index has substantial exposure to financial credits. Investor concerns over European financial institutions abated substantially in the period. Italy agreed to bail out the troubled bank Monte dei Paschi di Siena, and Deutsche Bank settled U.S. litigation over mortgage securities for less than investors expected. These and other factors contributed to a tightening of European IG spreads, which negatively impacted our short position.

Our short position in Japanese interest rates, which we have expressed through options, also detracted from performance. Japanese monetary policy has been pushed to an extreme. The BoJ has the largest balance sheet of any central bank relative to the size of the country’s bond market and economy. In addition, the BoJ has implemented a policy of negative deposit rates. This policy reduced long term interest rates to very low levels, which has adversely impacted the value of our position. In September 2016, the BoJ initiated a policy targeting 0% for the yield on 10-year Japanese government bonds. This decision not only pegged the 10-year yield at a low level, but it also dramatically reduced expectations for volatility in the 10-year rate, which negatively impacted the value of our options.

High grade fixed income strategy. The high grade fixed income strategy generated a negative absolute return in the period but outperformed the Barclays Index. Early in the fourth quarter, 10-year Treasury yields climbed

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20 bps as inflation expectations increased and U.S. corporate credit spreads tightened. At the same time, equities languished ahead of the election. Markets turned to risk-on mode after Trump’s surprise victory with equities climbing, credit spreads narrowing to the tightest levels since early 2015, and Treasury yields climbing to levels not seen since 2014. The U.S. dollar rallied strongly against many currencies during the fourth quarter, particularly after the U.S. election. The improved economic data and outlook enabled the Fed to hike the Fed Funds rate by 0.25% in December, in line with market expectations. The Barclays Index total return was down 2.98% during the fourth quarter of 2016. Most spread sectors outperformed Treasuries, with lower rated credit performing the best overall.

The High Grade Credit Team’s underweight allocation to Treasuries contributed significantly to relative performance, while allocations to most other sectors detracted. Agency mortgages and investment-grade corporates were among the largest drags on results. The Credit Team’s allocation to ABS contributed to relative performance. The High Grade Credit Team believes macroeconomic fundamentals will continue to remain solid, with expected gains in wages and employment. Inflation is likely to creep higher and potential fiscal stimulus could boost consumption later in 2017. The Credit Team remains neutral duration as near-term inflation risks appear to be fully priced into yields, and the rise in risk premium looks consistent with a relatively sanguine economic outlook. Given the unattractive carry and rising risk later in the year that the Fed could discuss suspension of mortgage reinvestments, the Team is slightly underweight agency mortgage-backed securities. Should spreads widen or relative value among different areas of the market develop, the Team intends to take positions tactically. Demand for credit-related securities remains robust. As corporate fundamentals remain stable, the Team remains cautiously engaged in corporate credit. Within structured products, the Team continues to avoid student loans and more esoteric ABS while it remains engaged in auto and credit card ABS given the attractive fundamentals and carry of those segments.

STRATEGY & OUTLOOK

The macro environment remains complex and in the wake of Trump’s election victory, we expect to see cross currents throughout 2017. Although Republicans swept the White House, Senate and House of Representatives, legislative action still requires the approval of Congress. Since Republicans hold only a slim majority in the Senate (52 to 48), this may be a challenging task. As a result, we are closely analyzing areas of public policy where Trump does not need the approval of Congress to effect meaningful change.

Trump has discussed providing fiscal stimulus through a combination of corporate, personal and offshore cash tax cuts. If the new administration reduces the corporate tax rate, we believe this could help domestic

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companies much more than international companies (which presumably already take advantage of lower tax rates in other jurisdictions). In particular, a reduction in the tax rate to 15% (a level Trump repeatedly discussed on the campaign trail) could boost earnings for certain companies by 20% or more. In addition, a tax cut on cash held offshore could incentivize companies to repatriate that capital and put it to work in the U.S. The Fund already had a home bias before the election because the investment team believes that fundamentals are generally better in the U.S. than in other regions. Trump’s victory made that home bias more acute. In addition, we are now more favorable on companies that pay a high tax rate in the U.S. or that hold significant amounts of cash offshore, as they could be major beneficiaries of changes to the tax code. We believe the financial benefit to companies from any such tax changes would appear fairly quickly after those changes were implemented.

In addition, Trump has spoken about spending up to $1 trillion on infrastructure over a number of years. We believe this kind of investment could be very stimulative for GDP, but we recognize that acceleration in growth would only take place in the early years of the program. After that, the higher level of spending would become part of the base, and growth would taper off. Beyond that, there is currently $19.9 trillion in outstanding U.S. government debt. Depending on how an infrastructure program is funded, that number could grow meaningfully during the Trump administration, bringing out the deficit hawks in Washington. More broadly, this stimulus is slated to occur late in the economic cycle and during a tight labor market, which is unusual. As a result, it could cause wage pressures to build further, which in turn could cause inflation to rise more than expected.

Private equity investor Wilbur Ross is the Secretary of Commerce and Professor Peter Navarro is head of the National Trade Council. Both Trump and Ross in the past have expressed antipathy toward what they consider to be bad trade deals (e.g., NAFTA, Trans-Pacific Partnership, etc.), and Navarro has written several books that were critical of Chinese trade policy. While no one knows precisely what the new administration’s trade policies will be, we do know that trade barriers tend to make goods and services more expensive, and on a longer-term basis, they tend to slow economic growth, although the impact may not be apparent for some time. We also know that trade barriers erected in the U.S. won’t necessarily result in the closure of manufacturing capacity in other countries. What this might mean for certain goods (e.g., Chinese steel facing tariffs in the U.S.) is that there could be an undersupply in the U.S., which would be inflationary, and could spark demand for new capacity, which in turn could spark domestic investment. Of course, this investment could rely more on automation than manual labor and create fewer jobs than expected. At the same time, however, there could be excess supply in foreign markets, which would be deflationary. This mismatch of supply

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and demand—created by artificial trade barriers—tends to depress global trade and slow economic growth in the long term. It could also be another catalyst that helps push the dollar higher versus certain foreign currencies, which would likely put downward pressure on commodity prices and the earnings of some S&P 500 companies.

Moreover, we believe the kinds of changes to immigration policy that Trump has discussed would tend to be negative for growth in the long run, although the impact might not be apparent immediately. In particular, population growth is an important driver of economic growth, so restricting immigration or implementing significant deportations could be a drag on GDP. Recent experiences in Japan and Europe make clear that it is difficult to generate robust economic growth with little to no population growth.

Finally, if Trump and a newly reconstituted Fed are more hawkish than investors currently expect, then the new administration could ultimately shift the tide away from the current “easy money forever” policies of central banks around the world. The Fed raised rates by 25 bps in December 2016, its second rate hike in 10 years. It then raised rates by 25 bps again in March 2017, its second rate hike in three months. If the Fed raises rates at its next meeting, the market will have moved from two hikes in 10 years to two hikes in three months to two hikes in the last two Fed meetings. Moreover, the ECB, BoE, BoJ and other central banks will ultimately need to taper off negative rates and/or QE just as the Fed did, but the path to rate normalization may not be as smooth. We believe that Trump’s victory or the upcoming national elections in France, Germany or Italy could ultimately end up being catalysts that accelerate this move toward tighter monetary policy globally. We have constructed the portfolio with an eye toward delivering low volatility, effective diversification, strong downside risk mitigation and high risk-adjusted returns in a variety of market conditions.

In our view, the U.S. equity market moved meaningfully ahead of earnings growth in 2015-2016, and valuations climbed to the point where U.S. equities were no longer inexpensive. In addition, late cycle warning signs started to flash yellow in 2016. Default rates on both prime and subprime auto loans, senior bank loans and high yield bonds started to tick up. Profit margins for the S&P 500 had peaked and were starting to decline. But the outlook changed when Trump won the election. Although underlying earnings are weak, a reduction in the corporate tax rate could boost those earnings significantly. The timing of any potential tax cut or other stimulus is uncertain, and may not occur until 2018 or later, if at all. The question for investors is whether earnings growth will meaningfully accelerate as the Trump administration’s policies are formulated and eventually implemented. Today that is an unknown.

We also recognize that Trump’s victory has caused a meaningful change in the outlook

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for fixed income. Treasury rates had been range bound for some time, with yields oscillating between 1.25% to 3.0%. In the longer run, however, we did not believe rates this low were sustainable. Trump’s election victory sent rates sharply higher as the 10-year yield jumped from 1.83% on November 7 to 2.39% by the end of the reporting period. The bond market has discounted some combination of fiscal stimulus, tax cuts, reduced regulation, faster economic growth and higher inflation, all of which implies additional rate hikes by the Fed. Against this backdrop, the dollar has climbed, equities and other risk assets have rallied sharply, and bonds (especially those with longer duration) have come under pressure, especially during the fourth quarter of 2016. As indicated above, we have become more bearish on fixed income after the election.

We believe the U.S. economy still has attractive growth potential in certain areas, and we are waiting to see what new pro-growth policies the Trump administration can actually implement. We recognize that there are pockets of innovation in different industries including pharmaceuticals, consumer discretionary and technology.

Nonetheless, we are mindful that U.S. equity valuations are pushing up against the edge of bubble territory after several years when S&P 500 Index performance ran well ahead of earnings growth, leading to significant multiple expansion. (Since the S&P 500 bottomed in March 2009, it has climbed by 250% in the last nine years while S&P earnings have grown by just 80%.) In fact, the only time in the last four decades when the S&P 500 Index has traded at a higher price-earnings multiple on next 12 months’ consensus earnings was during the Tech Bubble in 1997-2000.

Accordingly, we continue to pick our spots, selecting securities that we believe offer attractive risk-adjusted returns. We remain focused, as always, on controlling volatility and mitigating downside risk. We expect to be in a muted return world for a while. We believe that the ability to generate attractive returns efficiently and without taking on undue risk, controlling volatility and limiting drawdowns will be of greater value to investors in a muted return world, and that is where our investment team’s efforts are focused.

Michelle Borré, CFA Portfolio Manager

Krishna Memani Portfolio Manager

15 OPPENHEIMER CAPITAL INCOME FUND

Portfolio Positioning

PORTFOLIO POSITIONING

	Long	Short	Net

High-Grade Fixed Income Strategy	42.1%	-0.2%	41.9%
Equity Strategy	44.4	-3.4	41.0
Opportunistic Strategy	29.7	-12.0	17.7
HIGH-GRADE FIXED INCOME STRATEGY
	Long	Short	Net

Corporate Bonds	16.7%	0.0%	16.7%
Mortgage Related Securities	12.3	0.0	12.3
Duration	7.7	-0.2	7.5
Asset Backed Securities	4.6	0.0	4.6
Credit Default Swaps	0.9	0.0	0.9
TOP TEN EQUITY HOLDINGS
	Long	Short	Net

M&T Bank Corp.	1.5%	–%	1.5%
Apple, Inc.	1.4	–	1.4
Chubb Ltd.	1.2	–	1.2
Republic Services, Inc., Cl. A	1.2	–	1.2
Allstate Corp. (The)	1.2	–	1.2
UnitedHealth Group, Inc.	1.1	–	1.1
Altria Group, Inc.	1.1	–	1.1
Xilinx, Inc.	1.0	–	1.0
AT&T, Inc.	1.0	–	1.0
Lockheed Martin Corp.	0.9	–	1.0

Portfolio holdings and allocations are dollar-weighted based on total net assets and are subject to change. Percentages are as of February 28, 2017. Holdings exclude cash and cash equivalents. As of February 28, 2017, the Fund held approximately 4.4% in cash. Negative weightings may result from the use of leverage. Leverage involves the use of various financial instruments or borrowed capital in an attempt to increase investment return. Leverage risks include potential for higher volatility, greater decline of the Fund’s net asset value and fluctuations of dividends and distributions paid by the Fund. Asset tables may not display cash weightings. Net total exposure may not equal the sum of long and short exposure due to rounding.

16 OPPENHEIMER CAPITAL INCOME FUND

OPPORTUNISTIC STRATEGY
	Long	Short	Net

Senior Loans	11.4%	0.0%	11.4%
Corporate Bonds	7.0	0.0	7.0
Asset Backed Securities	4.0	0.0	4.0
Mortgage Related Securities	1.7	0.0	1.7
Commodities	0.9	0.0	0.9
Equity Like	0.8	0.0	0.8
Preferred Securities	0.2	0.0	0.2
Interest Rates	0.0	-1.2	-1.2
Duration	1.7	-1.9	-0.2
Currencies	0.5	-5.2	-4.7
Credit Default Swaps	1.5	-3.7	-2.2

Portfolio holdings and allocations are dollar-weighted based on total net assets and are subject to change. Percentages are as of February 28, 2017. Holdings exclude cash and cash equivalents. As of February 28, 2017, the Fund held approximately 4.4% in cash. Negative weightings may result from the use of leverage. Leverage involves the use of various financial instruments or borrowed capital in an attempt to increase investment return. Leverage risks include potential for higher volatility, greater decline of the Fund’s net asset value and fluctuations of dividends and distributions paid by the Fund. Asset tables may not display cash weightings. Net total exposure may not equal the sum of long and short exposure due to rounding.

17 OPPENHEIMER CAPITAL INCOME FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS 2/28/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPPEX)	12/1/70	4.04%	11.15%	5.95%	1.50%
Class B (OPEBX)	8/17/93	3.56	10.25	5.02	0.95
Class C (OPECX)	11/1/95	3.66	10.23	5.12	0.67
Class I (OCIIX)	12/27/13	4.16	11.52	4.81*	N/A
Class R (OCINX)	3/1/01	3.86	10.82	5.65	1.17
Class Y (OCIYX)	1/28/11	4.17	11.31	6.21	6.29*

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/28/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPPEX)	12/1/70	-1.95%	4.76%	4.70%	0.90%
Class B (OPEBX)	8/17/93	-1.44	5.25	4.69	0.95
Class C (OPECX)	11/1/95	2.66	9.23	5.12	0.67
Class I (OCIIX)	12/27/13	4.16	11.52	4.81*	N/A
Class R (OCINX)	3/1/01	3.86	10.82	5.65	1.17
Class Y (OCIYX)	1/28/11	4.17	11.31	6.21	6.29*

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the Fund’s Reference Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market. The Bloomberg Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Fund’s Reference Index is a customized weighted index currently comprised of 65% of the Bloomberg Barclays U.S. Aggregate

18 OPPENHEIMER CAPITAL INCOME FUND

Bond Index and 35% of the Russell 3000 Index. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Morningstar 30-50% Equity Category Average is the average return of the mutual funds within the investment category as defined by Morningstar. Returns include the reinvestment of distributions but do not consider sales charges. The Morningstar 30-50% Equity Category Average performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

19 OPPENHEIMER CAPITAL INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 28, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended February 28, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20 OPPENHEIMER CAPITAL INCOME FUND

Actual	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During 6 Months Ended February 28, 2017
Class A	$ 1,000.00	$ 1,040.40	$ 5.07
Class B	1,000.00	1,035.60	9.02
Class C	1,000.00	1,036.60	8.93
Class I	1,000.00	1,041.60	2.89
Class R	1,000.00	1,038.60	6.34
Class Y	1,000.00	1,041.70	3.85

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.84	5.02
Class B	1,000.00	1,015.97	8.94
Class C	1,000.00	1,016.07	8.84
Class I	1,000.00	1,021.97	2.86
Class R	1,000.00	1,018.60	6.28
Class Y	1,000.00	1,021.03	3.82

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 28, 2017 are as follows:

Class	Expense Ratios
Class A	1.00%
Class B	1.78
Class C	1.76
Class I	0.57
Class R	1.25
Class Y	0.76

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

21 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS February 28, 2017 Unaudited

	Shares	Value
Common Stocks—41.9%
Consumer Discretionary—1.7%
Hotels, Restaurants & Leisure—0.5%
Brinker International, Inc.	308,724	$13,040,502
Media—0.8%
DISH Network Corp., Cl. A1	257,104	15,940,448
Live Nation Entertainment, Inc.[1]	189,520	5,384,263
		21,324,711
Multiline Retail—0.4%
Target Corp.	204,419	12,013,705
Consumer Staples—3.3%
Beverages—0.5%
Coca-Cola Co. (The)	323,580	13,577,417
Tobacco—2.8%
Altria Group, Inc.	386,815	28,980,180
British American Tobacco plc	389,540	24,562,580
Philip Morris International, Inc.	186,400	20,382,840
		73,925,600
Energy—4.1%
Energy Equipment & Services—0.5%
Halliburton Co.	87,898	4,699,027
Schlumberger Ltd.	99,466	7,993,088
		12,692,115
Oil, Gas & Consumable Fuels—3.6%
Canadian Natural Resources Ltd.	141,686	4,063,258
Chevron Corp.	187,663	21,112,088
ConocoPhillips	321,276	15,283,099
EOG Resources, Inc.	110,930	10,759,101
Exxon Mobil Corp.	44,913	3,652,325
Newfield Exploration Co.[1]	185,992	6,781,268
Noble Energy, Inc.	314,968	11,467,985
Occidental Petroleum Corp.	289,930	19,004,912
Valero Energy Corp.	79,178	5,380,145
		97,504,181
Financials—7.6%
Capital Markets—0.4%
Goldman Sachs Group, Inc. (The)	44,200	10,964,252
Commercial Banks—3.0%
JPMorgan Chase & Co.	96,320	8,728,518
M&T Bank Corp.	244,690	40,855,889
PNC Financial Services Group, Inc. (The)	45,960	5,847,491

22 OPPENHEIMER CAPITAL INCOME FUND

	Shares	Value
Commercial Banks (Continued)
Wells Fargo & Co.	412,810	$23,893,443
		79,325,341
Insurance—2.4%
Allstate Corp. (The)	377,120	30,984,179
Chubb Ltd.	236,700	32,704,839
		63,689,018
Real Estate Investment Trusts (REITs)—1.8%
American Assets Trust, Inc.	239,660	10,545,040
Blackstone Mortgage Trust, Inc., Cl. A	694,630	21,630,778
Macerich Co. (The)	87,710	5,909,900
Starwood Property Trust, Inc.	499,980	11,429,543
		49,515,261
Health Care—6.0%
Biotechnology—0.5%
Shire plc, ADR	75,280	13,603,096
Health Care Equipment & Supplies—0.4%
Medtronic plc	148,650	12,027,272
Health Care Providers & Services—2.7%
Cigna Corp.	104,510	15,561,539
Express Scripts Holding Co.[1]	166,000	11,727,900
HCA Holdings, Inc.[1]	109,299	9,535,245
UnitedHealth Group, Inc.	185,594	30,693,536
Universal Health Services, Inc., Cl. B	34,796	4,370,377
		71,888,597
Pharmaceuticals—2.4%
Allergan plc	82,260	20,138,893
Bristol-Myers Squibb Co.	91,920	5,212,783
Merck & Co., Inc.	217,850	14,349,780
Novartis AG, Sponsored ADR[1]	170,490	13,327,203
Roche Holding AG	45,805	11,156,679
		64,185,338
Industrials—7.4%
Aerospace & Defense—2.8%
L3 Technologies, Inc.	92,170	15,514,054
Lockheed Martin Corp.	94,520	25,197,142
Northrop Grumman Corp.	90,200	22,287,518
Raytheon Co.	75,010	11,562,791
		74,561,505
Airlines—0.4%
United Continental Holdings, Inc.[1]	131,706	9,758,098

23 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Commercial Services & Supplies—2.1%
Johnson Controls International plc	580,241	$24,335,307
Republic Services, Inc., Cl. A	524,860	32,515,077
		56,850,384
Construction & Engineering—0.3%
Granite Construction, Inc.	150,160	7,959,982
Industrial Conglomerates—1.6%
General Electric Co.	841,500	25,085,115
Honeywell International, Inc.	139,630	17,383,935
		42,469,050
Road & Rail—0.2%
Union Pacific Corp.	56,320	6,079,181
Information Technology—4.4%
Communications Equipment—0.9%
Cisco Systems, Inc.	685,622	23,434,560
Internet Software & Services—0.8%
Alphabet, Inc., Cl. A1	27,530	23,260,923
Semiconductors & Semiconductor Equipment—1.3%
QUALCOMM, Inc.	151,890	8,578,747
Xilinx, Inc.	447,262	26,307,951
		34,886,698
Technology Hardware, Storage & Peripherals—1.4%
Apple, Inc.	268,695	36,808,528
Materials—2.4%
Chemicals—1.1%
Celanese Corp., Cl. A	202,433	18,050,951
Methanex Corp.	222,090	11,326,590
		29,377,541
Containers & Packaging—1.3%
Packaging Corp. of America	162,500	15,019,875
Sonoco Products Co.	371,330	19,799,315
		34,819,190
Telecommunication Services—2.6%
Diversified Telecommunication Services—2.6%
AT&T, Inc.	617,840	25,819,534
BCE, Inc.	502,030	21,908,589
Verizon Communications, Inc.	456,840	22,672,969
		70,401,092

24 OPPENHEIMER CAPITAL INCOME FUND

	Shares	Value
Utilities—2.4%
Electric Utilities—1.8%
Edison International	287,000	$22,885,380
NextEra Energy, Inc.	112,692	14,762,652
PG&E Corp.	165,270	11,031,772
		48,679,804
Multi-Utilities—0.6%
CMS Energy Corp.	335,290	14,927,111
Total Common Stocks (Cost $1,015,815,601)		1,123,550,053
Preferred Stocks—0.2%
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	1,833	1,869,660
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	4,500	4,594,500
Total Preferred Stocks (Cost $6,345,341)		6,464,160

	Principal Amount
Asset-Backed Securities—8.6%
Airspeed Ltd.:
Series 2007-1A, Cl. G1, 1.04%, 6/15/32[2,3]	$15,927,073	12,676,755
Series 2007-1A, Cl. G2, 1.05%, 6/15/32[2,3]	7,805,858	6,409,491
American Credit Acceptance Receivables Trust:
Series 2014-3, Cl. B, 2.43%, 6/10/20[4]	94,902	94,938
Series 2014-4, Cl. B, 2.60%, 10/10/17[4]	277,701	278,237
Series 2015-1, Cl. B, 2.85%, 2/12/21[4]	1,994,043	2,002,652
Series 2015-3, Cl. B, 3.56%, 10/12/21[4]	2,130,000	2,153,432
Series 2017-1, Cl. D, 3.54%, 3/13/23[4,5]	2,346,000	2,349,263
American Express Credit Account Master Trust:
Series 2014-2, Cl. A, 1.26%, 1/15/20	425,000	425,206
Series 2014-3, Cl. A, 1.49%, 4/15/20	2,020,000	2,022,853
Series 2014-5, Cl. A, 1.06%, 5/15/20[3]	3,410,000	3,415,030
Series 2015-1, Cl. A, 1.06%, 1/15/20[3]	4,135,000	4,138,058
AmeriCredit Automobile Receivables Trust:
Series 2013-2, Cl. E, 3.41%, 10/8/20[4]	1,735,000	1,748,911
Series 2013-3, Cl. E, 3.74%, 12/8/20[4]	1,025,000	1,038,844
Series 2013-4, Cl. D, 3.31%, 10/8/19	350,000	355,280
Series 2014-1, Cl. E, 3.58%, 8/9/21	2,040,000	2,077,316
Series 2014-2, Cl. E, 3.37%, 11/8/21	2,200,000	2,229,626
Series 2014-4, Cl. D, 3.07%, 11/9/20	1,860,000	1,883,695
Series 2017-1, Cl. D, 3.13%, 1/18/23	1,705,000	1,713,255
Bear Stearns Structured Products Trust:
Series 2007-EMX1, Cl. A2, 2.078%, 3/25/37[3,4]	5,900,000	5,753,338
Series 2007-EMX1, Cl. M1, 2.778%, 3/25/37[3,4]	8,000,000	7,525,991
Blade Engine Securitization Ltd.:
Series 2006-1A, Cl. A1, 1.77%, 9/15/41[2,3]	1,359,326	618,338
Series 2006-1AW, Cl. A1, 1.07%, 9/15/41[2,3]	18,690,726	12,287,171
Cabela’s Credit Card Master Note Trust:
Series 2013-2A, Cl. A2, 1.42%, 8/16/21[3,4]	785,000	789,230
Series 2016-1, Cl. A1, 1.78%, 6/15/22	2,095,000	2,090,632

25 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Asset-Backed Securities (Continued)
Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21	$724,493	$725,592
Series 2014-1, Cl. D, 3.39%, 7/22/19	580,000	588,876
Series 2015-1, Cl. D, 3.16%, 8/20/20	1,020,000	1,030,625
Series 2015-4, Cl. D, 3.62%, 5/20/21	1,725,000	1,765,643
Series 2016-2, Cl. D, 3.16%, 11/20/23	405,000	404,179
Series 2016-3, Cl. D, 2.65%, 1/20/24	665,000	654,667
Capital One Multi-Asset Execution Trust, Series 2014-A5, Cl. A5, 1.48%, 7/15/20	3,495,000	3,499,613
CarFinance Capital Auto Trust, Series 2015-1A, Cl. A, 1.75%, 6/15/21[4]	453,015	453,433
CarMax Auto Owner Trust:
Series 2013-2, Cl. D, 2.06%, 11/15/19	315,000	315,112
Series 2015-2, Cl. D, 3.04%, 11/15/21	655,000	658,574
Series 2015-3, Cl. D, 3.27%, 3/15/22	1,975,000	1,990,527
Series 2016-1, Cl. D, 3.11%, 8/15/22	1,300,000	1,298,741
Series 2016-3, Cl. D, 2.94%, 1/17/23	760,000	750,447
Series 2016-4, Cl. D, 2.91%, 4/17/23	1,710,000	1,684,214
Series 2017-1, Cl. D, 3.43%, 7/17/23	1,565,000	1,569,313
Chase Issuance Trust, Series 2016-A6, Cl. A6, 1.10%, 1/15/20	4,280,000	4,271,155
CPS Auto Receivables Trust, Series 2014-C, Cl. A, 1.31%, 2/15/19[4]	199,800	199,725
CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[4]	57,654	57,661
Credit Acceptance Auto Loan Trust:
Series 2014-1A, Cl. B, 2.29%, 4/15/22[4]	1,286,896	1,288,798
Series 2014-2A, Cl. B, 2.67%, 9/15/22[4]	910,000	914,159
CWABS Asset-Backed Certificates Trust, Series 2005-14, Cl. 1A1, 1.008%,
4/25/36[3]	2,449,105	2,439,164
Discover Card Execution Note Trust, Series 2014-A5, Cl. A, 1.39%, 4/15/20	3,090,000	3,091,894
Drive Auto Receivables Trust:
Series 2015-BA, Cl. C, 2.76%, 7/15/21[4]	1,950,000	1,960,555
Series 2015-DA, Cl. D, 4.59%, 1/17/23[4]	340,000	349,053
Series 2016-BA, Cl. C, 3.19%, 7/15/22[4]	1,040,000	1,053,914
Series 2016-CA, Cl. D, 4.18%, 3/15/24[4]	1,070,000	1,090,237
Series 2017-AA, Cl. D, 4.16%, 5/15/24[4]	1,410,000	1,439,106
DT Auto Owner Trust:
Series 2013-2A, Cl. D, 4.18%, 6/15/20[4]	1,287,340	1,295,209
Series 2014-2A, Cl. D, 3.68%, 4/15/21[4]	2,745,000	2,777,938
Series 2014-3A, Cl. D, 4.47%, 11/15/21[4]	2,370,000	2,410,424
Series 2015-1A, Cl. C, 2.87%, 11/16/20[4]	898,554	902,603
Series 2016-1A, Cl. B, 2.79%, 5/15/20[4]	1,750,000	1,757,212
Series 2016-4A, Cl. B, 2.02%, 8/17/20[4]	1,590,000	1,585,616
Series 2017-1A, Cl. D, 3.55%, 11/15/22[4]	1,060,000	1,061,481
Series 2017-1A, Cl. E, 5.79%, 2/15/24[4]	695,000	697,336
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[4]	1,382,173	1,344,880
Evergreen Credit Card Trust, Series 2016-3, Cl. A, 1.27%, 11/16/20[3,4]	3,015,000	3,018,872
Exeter Automobile Receivables Trust:
Series 2013-2A, Cl. D, 6.81%, 8/17/20[4]	1,485,000	1,536,853
Series 2014-1A, Cl. B, 2.42%, 1/15/19[4]	121,326	121,388
Series 2014-1A, Cl. C, 3.57%, 7/15/19[4]	1,160,000	1,167,926
Series 2014-2A, Cl. B, 2.17%, 5/15/19[4]	978,607	979,739

26 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Asset-Backed Securities (Continued)
Exeter Automobile Receivables Trust: (Continued)
Series 2014-2A, Cl. C, 3.26%, 12/16/19[4]	$985,000	$992,681
Series 2015-1A, Cl. C, 4.10%, 12/15/20[4]	825,000	844,481
Fieldstone Mortgage Investment Trust, Series 2004-5, Cl. M3, 2.803%,
2/25/35[3]	6,000,000	5,362,549
First Investors Auto Owner Trust:
Series 2013-3A, Cl. B, 2.32%, 10/15/19[4]	1,840,000	1,843,070
Series 2013-3A, Cl. D, 3.67%, 5/15/20[4]	580,000	585,414
Flagship Credit Auto Trust:
Series 2014-1, Cl. A, 1.21%, 4/15/19[4]	16,123	16,122
Series 2014-2, Cl. A, 1.43%, 12/16/19[4]	278,524	278,429
Series 2015-3, Cl. D, 7.12%, 11/15/22[4]	1,065,000	1,118,632
Series 2016-1, Cl. C, 6.22%, 6/15/22[4]	2,410,000	2,603,254
Series 2016-4, Cl. A1, 1.47%, 3/16/20[4]	1,636,124	1,634,021
Ford Credit Floorplan Master Owner Trust A, Series 2016-3, Cl. A1, 1.55%,
7/15/21	2,420,000	2,402,520
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[4]	172,387	168,907
GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%,
3/20/20	1,505,000	1,519,307
GSAMP Trust:
Series 2005-HE4, Cl. M3, 1.298%, 7/25/45[3]	13,300,000	11,535,681
Series 2005-HE5, Cl. M3, 1.238%, 11/25/35[3]	4,060,889	3,353,004
JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Cl. M2,
1.228%, 12/25/35[3]	5,480,000	5,281,158
Long Beach Mortgage Loan Trust, Series 2005-WL3, Cl. M1, 1.423%,
11/25/35[3]	2,390,000	2,201,316
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-NC1, Cl. M1, 1.158%,
12/25/35[3]	12,287,000	11,231,536
Navistar Financial Dealer Note Master Owner Trust II:
Series 2015-1, Cl. B, 2.456%, 6/25/20[3,4]	460,000	460,275
Series 2015-1, Cl. D, 3.906%, 6/25/20[3,4]	180,000	180,169
Series 2016-1, Cl. D, 4.078%, 9/27/21[3,4]	495,000	495,704
New Century Home Equity Loan Trust:
Series 2005-1, Cl. M2, 1.498%, 3/25/35[3]	4,383,661	3,729,898
Series 2005-2, Cl. M3, 1.513%, 6/25/35[3]	5,500,000	4,809,549
RASC Trust, Series 2006-KS2, Cl. M2, 1.168%, 3/25/36[3]	4,875,000	4,251,507
Raspro Trust, Series 2005-1A, Cl. G, 1.397%, 3/23/24[2,3]	4,604,148	4,373,941
Santander Drive Auto Receivables Trust:
Series 2013-1, Cl. D, 2.27%, 1/15/19	895,000	897,928
Series 2013-4, Cl. E, 4.67%, 1/15/20[4]	2,055,000	2,085,625
Series 2013-A, Cl. E, 4.71%, 1/15/21[4]	1,530,000	1,561,939
Series 2014-2, Cl. D, 2.76%, 2/18/20	870,000	882,137
Series 2016-2, Cl. D, 3.39%, 4/15/22	720,000	730,847
Series 2017-1, Cl. D, 3.17%, 4/17/23	1,085,000	1,086,807
Series 2017-1, Cl. E, 5.05%, 7/15/24[4]	1,300,000	1,304,887
SG Mortgage Securities Trust, Series 2005-OPT1, Cl. M2, 1.228%,
10/25/35[3]	6,129,000	5,332,800
SNAAC Auto Receivables Trust, Series 2014-1A, Cl. D, 2.88%, 1/15/20[4]	730,000	732,178

27 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Asset-Backed Securities (Continued)
Synchrony Credit Card Master Note Trust, Series 2012-6, Cl. A, 1.36%,
8/17/20	$1,155,000	$1,155,557
TCF Auto Receivables Owner Trust:
Series 2014-1A, Cl. C, 3.12%, 4/15/21[4]	525,000	524,691
Series 2015-1A, Cl. D, 3.53%, 3/15/22[4]	1,075,000	1,076,029
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[4]	707,299	690,430
United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%,
6/17/19[4]	1,337,537	1,341,529
Westlake Automobile Receivables Trust, Series 2015-2A, Cl. C, 2.45%,
1/15/21[4]	1,420,000	1,427,169
World Financial Network Credit Card Master Trust:
Series 2014-C, Cl. A, 1.60%, 8/16/21	2,125,000	2,127,293
Series 2015-C, Cl. A, 1.26%, 3/15/21	1,545,000	1,545,376
Series 2016-B, Cl. A, 1.44%, 6/15/22	1,360,000	1,355,524
Total Asset-Backed Securities (Cost $231,054,259)		229,411,867

Mortgage-Backed Obligations—13.7%
Government Agency—7.1%
FHLMC/FNMA/FHLB/Sponsored—6.2%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19	250,172	256,316
5.00%, 12/1/34	49,195	54,380
6.00%, 5/1/18	11,313	11,380
6.50%, 7/1/28-4/1/34	144,794	162,925
7.00%, 10/1/31	114,808	126,856
9.00%, 8/1/22-5/1/25	6,171	6,685
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183,Cl. IO, 50.809%, 4/1/27[6]	92,762	20,899
Series 192,Cl. IO, 91.398%, 2/1/28[6]	31,197	6,048
Series 243,Cl. 6, 0.00%, 12/15/32[6,7]	101,399	18,748
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global
Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	2,560,305	2,584,357
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-
Backed Security, Series 176, Cl. PO, 4.127%, 6/1/26[8]	33,528	31,338
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2034,Cl. Z, 6.50%, 2/15/28	71,047	79,996
Series 2043,Cl. ZP, 6.50%, 4/15/28	328,485	365,380
Series 2053,Cl. Z, 6.50%, 4/15/28	64,401	72,658
Series 2279,Cl. PK, 6.50%, 1/15/31	132,839	150,260
Series 2326,Cl. ZP, 6.50%, 6/15/31	64,824	72,162
Series 2426,Cl. BG, 6.00%, 3/15/17	1,577	1,589
Series 2427,Cl. ZM, 6.50%, 3/15/32	240,618	267,914
Series 2461,Cl. PZ, 6.50%, 6/15/32	293,230	345,121
Series 2564,Cl. MP, 5.00%, 2/15/18	275,731	279,329
Series 2585,Cl. HJ, 4.50%, 3/15/18	140,347	143,736
Series 2626,Cl. TB, 5.00%, 6/15/33	292,267	311,755
Series 2635,Cl. AG, 3.50%, 5/15/32	75,700	78,096
Series 2707,Cl. QE, 4.50%, 11/15/18	228,577	233,014
Series 2770,Cl. TW, 4.50%, 3/15/19	32,053	32,964

28 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 3010,Cl. WB, 4.50%, 7/15/20	$167,967	$172,850
Series 3025,Cl. SJ, 21.927%, 8/15/35[3]	37,355	55,633
Series 3030,Cl. FL, 1.17%, 9/15/35[3]	522,410	520,178
Series 3645,Cl. EH, 3.00%, 12/15/20	16,236	16,479
Series 3741,Cl. PA, 2.15%, 2/15/35	1,082,689	1,089,133
Series 3815,Cl. BD, 3.00%, 10/15/20	22,057	22,278
Series 3822,Cl. JA, 5.00%, 6/15/40	140,447	146,670
Series 3840,Cl. CA, 2.00%, 9/15/18	17,108	17,160
Series 3848,Cl. WL, 4.00%, 4/15/40	536,238	555,326
Series 3857,Cl. GL, 3.00%, 5/15/40	44,585	45,632
Series 4221,Cl. HJ, 1.50%, 7/15/23	1,164,687	1,160,511
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security:
Series 2130,Cl. SC, 88.509%, 3/15/29[6]	75,245	13,785
Series 2796,Cl. SD, 99.999%, 7/15/26[6]	129,387	19,061
Series 2815,Cl. PT, 99.999%, 11/15/32[6]	543,841	15,622
Series 2920,Cl. S, 59.612%, 1/15/35[6]	739,803	113,103
Series 2922,Cl. SE, 25.068%, 2/15/35[6]	183,767	29,331
Series 2937,Cl. SY, 21.692%, 2/15/35[6]	2,190,159	338,472
Series 2981,Cl. AS, 11.12%, 5/15/35[6]	1,516,676	241,479
Series 3397,Cl. GS, 0.00%, 12/15/37[6,7]	358,594	62,425
Series 3424,Cl. EI, 0.00%, 4/15/38[6,7]	120,174	13,447
Series 3450,Cl. BI, 23.479%, 5/15/38[6]	894,817	124,434
Series 3606,Cl. SN, 23.541%, 12/15/39[6]	375,106	57,679
Federal National Mortgage Assn.:
3.00%, 3/1/32[5]	33,675,000	34,624,740
3.50%, 3/15/47[5]	8,710,000	8,927,070
4.00%, 3/1/47[5]	54,025,000	56,771,205
4.50%, 3/1/47[5]	17,290,000	18,582,022
5.00%, 3/1/47[5]	17,750,000	19,454,038
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21	46,324	47,568
5.50%, 2/1/35-4/1/39	1,196,237	1,338,631
6.50%, 5/1/17-11/1/31	396,150	449,389
7.00%, 11/1/17-7/1/35	41,350	45,055
7.50%, 1/1/33-3/1/33	1,758,985	2,107,693
8.50%, 7/1/32	6,863	7,456
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222,Cl. 2, 99.999%, 6/25/23[6]	203,214	29,791
Series 252,Cl. 2, 99.999%, 11/25/23[6]	181,231	30,441
Series 303,Cl. IO, 68.478%, 11/25/29[6]	86,154	22,144
Series 308,Cl. 2, 29.599%, 9/25/30[6]	208,608	57,016
Series 320,Cl. 2, 31.788%, 4/25/32[6]	765,679	221,365
Series 321,Cl. 2, 0.00%, 4/25/32[6,7]	536,105	125,717
Series 331,Cl. 9, 23.198%, 2/25/33[6]	210,384	44,688
Series 334,Cl. 17, 13.56%, 2/25/33[6]	112,976	23,149
Series 339,Cl. 12, 0.00%, 6/25/33[6,7]	372,392	76,497

29 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 339,Cl. 7, 0.00%, 11/25/33[6,7]	$450,754	$90,612
Series 343,Cl. 13, 0.00%, 9/25/33[6,7]	393,649	84,168
Series 343,Cl. 18, 0.00%, 5/25/34[6,7]	109,995	26,499
Series 345,Cl. 9, 0.00%, 1/25/34[6,7]	180,220	37,386
Series 351,Cl. 10, 0.00%, 4/25/34[6,7]	121,495	24,828
Series 351,Cl. 8, 0.00%, 4/25/34[6,7]	212,812	43,496
Series 356,Cl. 10, 0.00%, 6/25/35[6,7]	152,797	30,860
Series 356,Cl. 12, 0.00%, 2/25/35[6,7]	74,622	16,844
Series 362,Cl. 13, 0.00%, 8/25/35[6,7]	273,222	56,332
Series 364,Cl. 16, 0.00%, 9/25/35[6,7]	327,469	63,426
Series 365,Cl. 16, 0.00%, 3/25/36[6,7]	745,479	151,571
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-87,Cl. Z, 6.50%, 6/25/23	176,277	191,698
Series 1998-61,Cl. PL, 6.00%, 11/25/28	95,407	108,368
Series 1999-54,Cl. LH, 6.50%, 11/25/29	146,208	168,260
Series 2001-51,Cl. OD, 6.50%, 10/25/31	236,833	260,326
Series 2003-100,Cl. PA, 5.00%, 10/25/18	553,278	564,062
Series 2003-130,Cl. CS, 12.543%, 12/25/33[3]	120,469	134,116
Series 2003-28,Cl. KG, 5.50%, 4/25/23	405,649	439,820
Series 2003-84,Cl. GE, 4.50%, 9/25/18	35,155	36,029
Series 2004-101,Cl. BG, 5.00%, 1/25/20	719	720
Series 2004-25,Cl. PC, 5.50%, 1/25/34	132,316	136,232
Series 2005-104,Cl. MC, 5.50%, 12/25/25	2,104,203	2,289,074
Series 2005-31,Cl. PB, 5.50%, 4/25/35	1,430,000	1,621,420
Series 2005-73,Cl. DF, 1.028%, 8/25/35[3]	941,514	945,566
Series 2006-11,Cl. PS, 21.713%, 3/25/36[3]	116,991	172,664
Series 2006-46,Cl. SW, 21.345%, 6/25/36[3]	89,724	120,766
Series 2006-50,Cl. KS, 21.346%, 6/25/36[3]	173,119	251,724
Series 2006-50,Cl. SK, 21.346%, 6/25/36[3]	34,083	47,520
Series 2008-75,Cl. DB, 4.50%, 9/25/23	160,888	163,727
Series 2009-113,Cl. DB, 3.00%, 12/25/20	444,169	449,194
Series 2009-36,Cl. FA, 1.718%, 6/25/37[3]	264,490	270,456
Series 2009-37,Cl. HA, 4.00%, 4/25/19	159,382	161,212
Series 2009-70,Cl. TL, 4.00%, 8/25/19	557,053	563,299
Series 2010-43,Cl. KG, 3.00%, 1/25/21	218,808	222,033
Series 2011-15,Cl. DA, 4.00%, 3/25/41	129,898	134,115
Series 2011-3,Cl. EL, 3.00%, 5/25/20	725,748	733,692
Series 2011-3,Cl. KA, 5.00%, 4/25/40	687,760	739,997
Series 2011-38,Cl. AH, 2.75%, 5/25/20	17,824	17,965
Series 2011-82,Cl. AD, 4.00%, 8/25/26	453,466	462,375
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-
Only Stripped Mtg.-Backed Security:
Series 2001-15,Cl. SA, 99.999%, 3/17/31[6]	42,653	3,399
Series 2001-65,Cl. S, 44.402%, 11/25/31[6]	193,164	37,471
Series 2001-81,Cl. S, 44.284%, 1/25/32[6]	51,623	14,198
Series 2002-47,Cl. NS, 28.143%, 4/25/32[6]	116,607	27,489
Series 2002-51,Cl. S, 28.393%, 8/25/32[6]	107,061	19,836
Series 2002-52,Cl. SD, 59.047%, 9/25/32[6]	161,928	32,093

30 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-
Only Stripped Mtg.-Backed Security: (Continued)
Series 2002-60,Cl. SM, 28.188%, 8/25/32[6]	$157,917	$26,636
Series 2002-7,Cl. SK, 32.692%, 1/25/32[6]	46,888	9,214
Series 2002-75,Cl. SA, 34.455%, 11/25/32[6]	229,647	52,136
Series 2002-77,Cl. BS, 26.403%, 12/18/32[6]	99,449	20,326
Series 2002-77,Cl. SH, 46.828%, 12/18/32[6]	70,774	14,733
Series 2002-89,Cl. S, 63.87%, 1/25/33[6]	386,265	91,302
Series 2002-9,Cl. MS, 27.965%, 3/25/32[6]	63,931	13,022
Series 2002-90,Cl. SN, 28.93%, 8/25/32[6]	81,317	13,716
Series 2002-90,Cl. SY, 32.388%, 9/25/32[6]	39,177	7,486
Series 2003-33,Cl. SP, 38.851%, 5/25/33[6]	213,487	42,511
Series 2003-46,Cl. IH, 0.00%, 6/25/23[6,7]	360,849	42,208
Series 2004-54,Cl. DS, 99.999%, 11/25/30[6]	149,819	25,684
Series 2004-56,Cl. SE, 17.549%, 10/25/33[6]	285,956	57,327
Series 2005-12,Cl. SC, 39.284%, 3/25/35[6]	86,392	14,127
Series 2005-19,Cl. SA, 64.219%, 3/25/35[6]	1,801,443	329,048
Series 2005-40,Cl. SA, 69.428%, 5/25/35[6]	399,607	63,154
Series 2005-52,Cl. JH, 46.017%, 5/25/35[6]	1,019,513	152,105
Series 2005-6,Cl. SE, 99.999%, 2/25/35[6]	745,808	117,736
Series 2005-93,Cl. SI, 20.312%, 10/25/35[6]	438,816	76,974
Series 2008-55,Cl. SA, 0.00%, 7/25/38[6,7]	225,540	26,081
Series 2009-8,Cl. BS, 77.196%, 2/25/24[6]	40,054	1,338
Series 2011-96,Cl. SA, 14.265%, 10/25/41[6]	901,926	151,114
Series 2012-134,Cl. SA, 9.093%, 12/25/42[6]	2,921,925	566,127
Series 2012-40,Cl. PI, 3.035%, 4/25/41[6]	3,194,988	428,079
Federal National Mortgage Assn., Real Estate Mtg. Investment
Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.135%, 9/25/23[8]	79,474	73,856
		168,113,247
GNMA/Guaranteed—0.9%
Government National Mortgage Assn. I Pool:
8.50%, 8/15/17-12/15/17	369	370
Government National Mortgage Assn. II Pool:
3.50%, 3/15/47[5]	9,390,000	9,760,832
4.00%, 3/1/47[5]	12,335,000	13,053,899
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 99.999%, 2/16/32[6]	196,132	26,640
Series 2002-41,Cl. GS, 99.999%, 6/16/32[6]	58,632	5,037
Series 2002-76,Cl. SY, 99.999%, 12/16/26[6]	434,899	66,094
Series 2007-17,Cl. AI, 51.736%, 4/16/37[6]	1,653,404	296,212
Series 2011-52,Cl. HS, 29.59%, 4/16/41[6]	1,898,602	303,189
		23,512,273
Non-Agency—6.6%
Commercial—2.5%
Banc of America Funding Trust, Series 2014-R7, Cl. 3A1, 3.055%,
3/26/36[3]	1,883,390	1,888,176

31 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.69%, 9/26/35[3,4]	$594,301	$596,266
CD Commercial Mortgage Trust:
Series 2016-CD2,Cl. AM, 3.668%, 11/10/49[3]	1,035,000	1,067,477
Series 2017-CD3,Cl. AS, 3.833%, 2/10/50	1,475,000	1,540,200
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 3.199%,
1/25/36[3]	1,046,541	996,847
COMM Mortgage Trust:
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[4]	1,520,000	1,528,303
Series 2013-CR7,Cl. D, 4.354%, 3/10/46[3,4]	2,075,000	1,837,463
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	4,410,000	4,609,408
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	575,000	608,661
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	3,020,000	3,139,863
Series 2015-CR23,Cl. AM, 3.801%, 5/10/48	1,760,000	1,814,562
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security,
Series 2012-CR5, Cl. XA, 24.223%, 12/10/45[6]	5,381,638	353,713
CSMC, Series 2006-6, Cl. 1A4, 6%, 7/25/36	1,284,647	960,783
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM,
3.539%, 5/10/49	945,000	964,951
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8,
Cl. 1A6, 1.428%, 11/25/35[3]	567,421	379,441
FREMF Mortgage Trust:
Series 2013-K26,Cl. C, 3.599%, 12/25/45[3,4]	460,000	437,512
Series 2013-K27,Cl. C, 3.497%, 1/25/46[3,4]	400,000	383,062
Series 2013-K28,Cl. C, 3.494%, 6/25/46[3,4]	2,460,000	2,335,215
Series 2013-K502,Cl. C, 2.90%, 3/25/45[3,4]	720,000	720,392
Series 2013-K712,Cl. C, 3.365%, 5/25/45[3,4]	730,000	733,576
Series 2013-K713,Cl. C, 3.165%, 4/25/46[3,4]	480,000	479,573
Series 2014-K715,Cl. C, 4.126%, 2/25/46[3,4]	155,000	156,354
Series 2015-K44,Cl. B, 3.684%, 1/25/48[3,4]	215,000	213,352
Series 2017-K62,Cl. B, 3.875%, 1/25/27[3,4]	105,000	98,908
GS Mortgage Securities Trust, Series 2013-GC16, Cl. AS, 4.649%,
11/10/46	455,000	494,010
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[3,4]	1,404,734	1,331,922
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C10,Cl. AS, 3.372%, 12/15/47	2,090,000	2,124,414
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	2,005,000	2,168,167
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	270,000	272,054
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	1,400,000	1,471,124
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.421%,
7/25/35[3]	1,041,366	1,047,000
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 3.078%,
7/26/36[3,4]	1,067,826	975,188
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C19,Cl. AS, 4.243%, 4/15/47[3]	880,000	936,109
Series 2014-C24,Cl. B, 4.116%, 11/15/47[3]	1,945,000	2,019,317
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	3,600,000	3,788,801
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	1,255,000	1,295,899
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Cl.
AS, 3.385%, 12/15/49	1,480,000	1,487,730

32 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Commercial (Continued)
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9,Cl. AS, 3.456%, 5/15/46	$1,670,000	$1,701,214
Series 2014-C14,Cl. B, 4.64%, 2/15/47[3]	80,000	85,712
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	3,650,000	3,759,543
Series 2016-C30,Cl. AS, 3.175%, 9/15/49	2,555,000	2,487,266
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.632%,
11/26/36[3,4]	1,885,110	1,466,001
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A,
2.772%, 6/26/46[3,4]	1,319,536	1,320,104
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 2.905%,
7/26/45[3,4]	253,597	254,518
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl.
2A, 3.226%, 8/25/34[3]	567,801	568,969
Wells Fargo Commercial Mortgage Trust:
Series 2015-C29,Cl. AS, 4.013%, 6/15/48[3]	1,250,000	1,304,326
Series 2016-C37,Cl. AS, 4.018%, 12/15/49	2,665,000	2,792,912
WF-RBS Commercial Mortgage Trust:
Series 2012-C7,Cl. E, 4.834%, 6/15/45[3,4]	500,000	475,357
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	1,045,000	1,071,618
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	905,000	959,444
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[3]	1,000,000	1,066,203
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial
Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 28.106%,
3/15/44[4,6]	12,821,816	529,282
		67,098,262
Residential—4.1%
Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3,
1.558%, 6/25/35[3]	4,000,000	3,840,617
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	181,139	161,702
Series 2007-C,Cl. 1A4, 3.171%, 5/20/36[3]	195,553	177,756
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%,
3/25/37	570,748	520,063
Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 2.92%, 3/25/35[3]	1,740,798	1,762,590
Series 2005-9,Cl. A1, 2.83%, 10/25/35[3]	1,131,473	1,095,504
Series 2006-1,Cl. A1, 2.91%, 2/25/36[3]	1,675,217	1,671,500
Bear Stearns Asset Backed Securities I Trust:
Series 2004-HE9,Cl. M2, 2.578%, 11/25/34[3]	1,933,641	1,800,925
Series 2005-HE6,Cl. M2, 1.783%, 6/25/35[3]	3,767,660	3,623,717
CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	647,970	601,044
Series 2006-6,Cl. A3, 6.00%, 4/25/36	313,403	274,176
Citigroup Mortgage Loan Trust, Inc.:
Series 2004-OPT1,Cl. M3, 1.723%, 10/25/34[3]	3,750,000	3,453,558
Series 2006-AR1,Cl. 1A1, 3.21%, 10/25/35[3]	3,082,205	3,077,340
Connecticut Avenue Securities:
Series 2014-C01,Cl. M1, 2.378%, 1/25/24[3]	327,839	330,758

33 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Residential (Continued)
Connecticut Avenue Securities: (Continued)
Series 2014-C02,Cl. 1M1, 1.728%, 5/25/24[3]	$1,186,631	$1,190,645
Series 2014-C02,Cl. 2M1, 1.728%, 5/25/24[3]	521,978	522,541
Series 2014-C03,Cl. 1M1, 1.978%, 7/25/24[3]	1,695,404	1,699,388
Series 2014-C03,Cl. 2M1, 1.978%, 7/25/24[3]	657,889	659,063
Series 2015-C03,Cl. 2M1, 2.278%, 7/25/25[3]	112,237	112,524
Series 2016-C03,Cl. 1M1, 2.778%, 10/25/28[3]	27,624	28,075
Series 2016-C03,Cl. 2M1, 2.978%, 10/25/28[3]	430,961	436,507
Series 2016-C06,Cl. 1M1, 2.078%, 4/25/29[3]	2,172,582	2,188,134
Series 2016-C07,Cl. 2M1, 2.078%, 4/25/29[3]	1,279,364	1,285,349
Series 2017-C01,Cl. 1M2, 4.328%, 7/25/29[3,4]	2,450,000	2,464,313
Countrywide Alternative Loan Trust:
Series 2005-21CB,Cl. A7, 5.50%, 6/25/35	858,947	816,214
Series 2005-J10,Cl. 1A17, 5.50%, 10/25/35	3,120,102	2,802,672
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-6, Cl. M5,
2.683%, 8/25/34[3]	772,258	741,065
FREMF Mortgage Trust, Series 2013-K25, Cl. C, 3.619%, 11/25/45[3,4]	350,000	343,324
GMACM Home Equity Loan Trust, Series 2007-HE2, Cl. A2, 6.054%,
12/25/37[3]	10,497	10,336
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.212%,
7/25/35[3]	319,138	315,472
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 1.088%, 7/25/35[3]	421,311	417,742
Impac Secured Assets CMN Owner Trust, Series 2004-4, Cl. M4,
2.203%, 2/25/35[3]	5,000,000	4,379,402
RAMP Trust:
Series 2005-RS2,Cl. M4, 1.498%, 2/25/35[3]	4,469,000	4,149,566
Series 2005-RS6,Cl. M4, 1.753%, 6/25/35[3]	5,700,000	5,159,084
Series 2006-EFC1,Cl. M2, 1.178%, 2/25/36[3]	5,490,000	5,228,259
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN1,Cl. M1, 4.178%, 7/25/23[3]	1,212,136	1,230,275
Series 2014-DN1,Cl. M1, 1.778%, 2/25/24[3]	70,428	70,458
Series 2014-HQ2,Cl. M1, 2.228%, 9/25/24[3]	235,722	236,494
Series 2015-DNA3,Cl. M1, 2.128%, 4/25/28[3]	5,474	5,477
Series 2015-HQA2,Cl. M2, 3.578%, 5/25/28[3]	330,494	340,328
Series 2016-DNA2,Cl. M1, 2.028%, 10/25/28[3]	1,537,754	1,541,460
Series 2016-DNA3,Cl. M1, 1.878%, 12/25/28[3]	1,697,412	1,701,814
Series 2016-DNA4,Cl. M1, 1.578%, 3/25/29[3]	1,162,666	1,164,112
Series 2016-DNA4,Cl. M3, 4.578%, 3/25/29[3]	1,635,000	1,677,681
Series 2016-HQA2,Cl. M1, 1.978%, 11/25/28[3]	1,017,789	1,020,137
Series 2016-HQA3,Cl. M1, 1.578%, 3/25/29[3]	1,454,516	1,456,371
Series 2016-HQA3,Cl. M3, 4.628%, 3/25/29[3]	2,180,000	2,244,116
Series 2016-HQA4,Cl. M1, 1.578%, 4/25/29[3]	2,387,502	2,389,441
Series 2016-HQA4,Cl. M3, 4.678%, 4/25/29[3]	1,965,000	2,024,665
Series 2017-DNA1,Cl. M1, 1.979%, 7/25/29[3]	1,695,000	1,701,153
Series 2017-DNA1,Cl. M2, 4.029%, 7/25/29[3]	655,000	650,222
Series 2017-HQA1,Cl. M1, 1.97%, 8/25/29[3]	1,800,000	1,805,871
Series 2017-HQA1,Cl. M2, 4.32%, 8/25/29[3]	1,745,000	1,744,174
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-
GEL2, Cl. A2, 1.098%, 5/25/37[3,4]	12,854,023	12,503,288

34 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Residential (Continued)
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 2.831%, 10/25/33[3]	$525,256	$537,902
Series 2005-AR14,Cl. 1A4, 2.804%, 12/25/35[3]	703,858	684,333
Series 2005-AR16,Cl. 1A1, 2.871%, 12/25/35[3]	754,324	713,835
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR10,Cl. 1A1, 3.063%, 6/25/35[3]	1,940,402	2,023,202
Series 2005-AR13,Cl. 1A5, 3.058%, 5/25/35[3]	672,922	675,855
Series 2005-AR15,Cl. 1A2, 2.983%, 9/25/35[3]	1,326,011	1,292,873
Series 2005-AR15,Cl. 1A6, 2.983%, 9/25/35[3]	688,572	657,969
Series 2005-AR4,Cl. 2A2, 3.273%, 4/25/35[3]	3,183,927	3,194,527
Series 2006-AR10,Cl. 1A1, 3.089%, 7/25/36[3]	417,182	403,290
Series 2006-AR10,Cl. 5A5, 3.078%, 7/25/36[3]	2,091,820	2,068,624
Series 2006-AR14,Cl. 1A2, 3.066%, 10/25/36[3]	374,087	351,998
Series 2006-AR2,Cl. 2A3, 3.087%, 3/25/36[3]	283,247	279,239
Series 2006-AR7,Cl. 2A4, 3.094%, 5/25/36[3]	142,135	136,173
Series 2006-AR8,Cl. 2A1, 3.088%, 4/25/36[3]	1,963,394	1,981,645
Series 2006-AR8,Cl. 2A4, 3.088%, 4/25/36[3]	376,166	379,663
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	331,443	347,488
Series 2007-AR3,Cl. A4, 5.728%, 4/25/37[3]	27,119	24,979
Series 2007-AR8,Cl. A1, 3.162%, 11/25/37[3]	669,365	603,947
		109,206,004
Total Mortgage-Backed Obligations (Cost $361,300,700)		367,929,786
U.S. Government Obligations—0.4%
Federal Home Loan Mortgage Corp. Nts., 1.50%, 1/17/20	1,519,000	1,515,437
Federal National Mortgage Assn. Nts.:
1.50%, 2/28/20	910,000	907,690
1.875%, 9/24/26	3,326,000	3,098,814
United States Treasury Nts.:
0.75%, 2/28/18[9]	202,000	201,617
1.50%, 5/31/19[9,10,11]	4,530,000	4,550,086
Total U.S. Government Obligations (Cost $10,477,245)		10,273,644
Non-Convertible Corporate Bonds and Notes—23.4%
Consumer Discretionary—2.5%
Auto Components—0.0%
BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	763,000	757,431
Automobiles—0.7%
Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts.,
1/18/31	1,137,000	1,733,810
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	5,011,000	4,987,679
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	1,101,000	1,259,158
General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	2,330,000	2,349,810
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	616,000	625,535
Hyundai Capital America, 1.75% Sr. Unsec. Nts., 9/27/19[4]	2,363,000	2,323,479
Nissan Motor Acceptance Corp.:
1.55% Sr. Unsec. Nts., 9/13/19[4]	566,000	558,019

35 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Automobiles (Continued)
Nissan Motor Acceptance Corp.: (Continued)
2.00% Sr. Unsec. Nts., 3/8/19[4]	$1,666,000	$1,667,073
ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[4]	2,198,000	2,272,182
		17,776,745

Diversified Consumer Services—0.1%
Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	2,106,000	2,238,994

Hotels, Restaurants & Leisure—0.1%
Marriott International, Inc.:
3.25% Sr. Unsec. Nts., 9/15/22	975,000	986,051
6.375% Sr. Unsec. Nts., 6/15/17	2,114,000	2,144,477
		3,130,528

Household Durables—0.4%
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	2,283,000	2,322,952
Newell Brands, Inc.:
2.15% Sr. Unsec. Nts., 10/15/18	1,412,000	1,420,649
5.00% Sr. Unsec. Nts., 11/15/23	2,306,000	2,471,905
5.50% Sr. Unsec. Nts., 4/1/46	546,000	641,451
PulteGroup, Inc., 5% Sr. Unsec. Nts., 1/15/27	1,853,000	1,858,096
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	1,720,000	1,752,250
4.875% Sr. Unsec. Nts., 11/15/25	362,000	368,335
Whirlpool Corp.:
1.35% Sr. Unsec. Nts., 3/1/17	521,000	521,000
1.65% Sr. Unsec. Nts., 11/1/17	510,000	510,931
		11,867,569

Internet & Catalog Retail—0.0%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	675,000	787,666

Leisure Equipment & Products—0.1%
Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	2,288,000	2,288,970

Media—0.5%
21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46[4]	938,000	959,644
Charter Communications Operating LLC/Charter Communications
Operating Capital, 6.484% Sr. Sec. Nts., 10/23/45	1,475,000	1,720,754
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	1,025,000	1,378,049
Historic TW, Inc., 9.15% Debs., 2/1/23	560,000	723,363
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	790,000	819,256
Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[4]	1,054,000	1,066,915
6.10% Sr. Unsec. Nts., 2/15/18[4]	752,000	782,525
Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	2,350,000	2,354,009
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	1,218,000	1,113,054
Time Warner, Inc., 3.875% Sr. Unsec. Nts., 1/15/26	100,000	100,382

36 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Media (Continued)
Viacom, Inc.:
2.25% Sr. Unsec. Nts., 2/4/22	$462,000	$441,953
3.45% Sr. Unsec. Nts., 10/4/26	559,000	536,165
4.375% Sr. Unsec. Nts., 3/15/43	706,000	622,132
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[4]	1,502,000	1,524,530
		14,142,731

Multiline Retail—0.1%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	2,140,000	2,273,750

Specialty Retail—0.3%
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	412,000	408,995
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	1,381,000	1,500,230
L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	784,000	832,020
Lowe’s Cos., Inc., 3.70% Sr. Unsec. Nts., 4/15/46	1,003,000	954,776
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	2,085,000	2,098,609
Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	1,165,000	1,191,212
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	1,073,000	1,047,993
		8,033,835

Textiles, Apparel & Luxury Goods—0.2%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[4]	1,572,000	1,564,140
Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	1,973,000	2,024,791
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	1,029,000	1,047,008
		4,635,939

Consumer Staples—1.8%
Beverages—0.4%
Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	2,720,000	2,729,425
3.65% Sr. Unsec. Nts., 2/1/26	439,000	446,230
4.90% Sr. Unsec. Nts., 2/1/46	545,000	601,172
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	1,561,000	2,380,592
Beam Suntory, Inc., 1.875% Sr. Unsec. Nts., 5/15/17	1,118,000	1,119,072
Molson Coors Brewing Co.:
2.10% Sr. Unsec. Nts., 7/15/21	2,019,000	1,978,426
4.20% Sr. Unsec. Nts., 7/15/46	598,000	571,466
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[4]	1,715,000	1,807,389
		11,633,772

Food & Staples Retailing—0.5%
CVS Health Corp., 2.875% Sr. Unsec. Nts., 6/1/26	2,260,000	2,171,833
Koninklijke Ahold Delhaize NV, 6.50% Sr. Unsec. Nts., 6/15/17	1,514,000	1,533,712
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	156,000	156,481
6.40% Sr. Unsec. Nts., 8/15/17	2,083,000	2,129,330
6.90% Sr. Unsec. Nts., 4/15/38	546,000	722,287

37 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Food & Staples Retailing (Continued)
Walgreens Boots Alliance, Inc.:
1.75% Sr. Unsec. Nts., 5/30/18	$1,598,000	$1,601,356
3.10% Sr. Unsec. Nts., 6/1/23	2,475,000	2,479,126
Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	1,206,000	1,281,457
		12,075,582

Food Products—0.7%
Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	1,055,000	1,060,681
3.25% Sr. Unsec. Nts., 8/15/26	1,427,000	1,382,579
8.50% Sr. Unsec. Nts., 6/15/19	1,820,000	2,075,892
Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	2,370,000	2,372,247
JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18	1,804,000	1,808,876
Kraft Heinz Foods Co.:
2.80% Sr. Unsec. Nts., 7/2/20	2,100,000	2,123,751
4.375% Sr. Unsec. Nts., 6/1/46	1,453,000	1,379,340
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[4]	1,203,000	1,224,654
Mondelez International Holdings Netherlands BV, 1.625% Sr. Unsec. Nts., 10/28/19[4]	2,329,000	2,297,340
Smithfield Foods, Inc., 2.70% Sr. Unsec. Nts., 1/31/20[4]	2,326,000	2,339,351
TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[4]	1,110,000	1,173,825
		19,238,536

Tobacco—0.2%
Altria Group, Inc., 3.875% Sr. Unsec. Nts., 9/16/46	1,424,000	1,349,581
Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[4]	2,365,000	2,368,500
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	777,000	927,573
		4,645,654

Energy—2.1%
Energy Equipment & Services—0.3%
Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	615,000	670,611
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	921,000	966,664
Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[4]	2,205,000	2,214,684
4.00% Sr. Unsec. Nts., 12/21/25[4]	1,276,000	1,344,952
Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[4]	2,330,000	2,330,685
		7,527,596

Oil, Gas & Consumable Fuels—1.8%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	431,000	418,097
6.20% Sr. Unsec. Nts., 3/15/40	423,000	494,889
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	722,000	746,218
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	1,166,000	1,230,779
BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	2,326,000	2,316,736
Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	557,000	554,252

38 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Chevron Corp.:
1.561% Sr. Unsec. Nts., 5/16/19	$2,300,000	$2,295,736
2.895% Sr. Unsec. Nts., 3/3/24	348,000	348,000
CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	2,056,000	2,056,442
Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25	1,109,000	1,179,052
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	280,000	310,699
5.95% Sr. Unsec. Nts., 3/15/46	595,000	736,805
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	691,000	683,246
Energy Transfer Partners LP, 5.30% Sr. Unsec. Nts., 4/15/47	638,000	640,290
EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	566,000	595,192
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	697,000	723,819
4.90% Sr. Unsec. Nts., 5/15/46	246,000	258,279
EQT Midstream Partners LP, 4.125% Sr. Unsec. Nts., 12/1/26	1,301,000	1,300,359
Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	1,824,000	1,929,498
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[4]	15,300,000	16,742,025
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	621,000	648,812
ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25	1,020,000	1,093,807
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	1,977,000	1,959,361
Sabine Pass Liquefaction LLC, 4.20%, 3/15/28[4,5]	1,157,000	1,155,878
Shell International Finance BV:
1.375% Sr. Unsec. Nts., 5/10/19	1,722,000	1,708,825
4.00% Sr. Unsec. Nts., 5/10/46	840,000	821,956
Tesoro Corp., 5.125% Sr. Unsec. Nts., 12/15/26[4]	2,286,000	2,426,018
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.25% Sr. Unsec. Nts., 1/15/25	1,660,000	1,755,450
TransCanada PipeLines Ltd., 1.625% Sr. Unsec. Nts., 11/9/17	2,119,000	2,120,481
		49,251,001

Financials—10.1%
Capital Markets—2.0%
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[4]	1,741,000	1,757,774
Bank of New York Mellon Corp. (The), 3% Sub. Nts., 10/30/28	966,000	926,058
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	2,243,000	2,252,432
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	1,325,000	1,347,279
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	860,000	891,493
E*TRADE Financial Corp., 5.875% Jr. Sub. Perpetual Bonds[3,12]	2,370,000	2,446,646
Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[3,12]	296,000	243,830
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	1,367,000	1,345,259
3.75% Sr. Unsec. Nts., 2/25/26	1,323,000	1,341,263
3.85% Sr. Unsec. Nts., 1/26/27	2,776,000	2,809,792
5.70% Jr. Sub. Perpetual Bonds, Series L3,12	26,600,000	27,431,250
Morgan Stanley:
4.375% Sr. Unsec. Nts., 1/22/47	1,882,000	1,913,983
5.00% Sub. Nts., 11/24/25	2,079,000	2,245,881
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[4]	2,277,000	2,295,216

39 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Capital Markets (Continued)
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	$1,318,000	$1,301,174
S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	1,529,000	1,542,457
UBS Group Funding Jersey Ltd., 4.125% Sr. Unsec. Nts., 4/15/26[4]	1,375,000	1,401,031
		53,492,818

Commercial Banks—5.9%
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	1,930,000	1,855,064
3.824% Sr. Unsec. Nts., 1/20/28[3]	1,401,000	1,413,629
7.75% Jr. Sub. Nts., 5/14/38	1,557,000	2,183,755
8.00% Jr. Sub. Perpetual Bonds, Series K3,12	26,470,000	27,429,538
BB&T Corp., 2.05% Sr. Unsec. Nts., 5/10/21	2,350,000	2,322,622
Citigroup, Inc.:
4.75% Sub. Nts., 5/18/46	1,093,000	1,103,649
5.875% Jr. Sub. Perpetual Bonds[3,12]	27,251,000	28,170,721
Citizens Bank NA (Providence RI), 2.55% Sr. Unsec. Nts., 5/13/21	1,837,000	1,834,088
Credit Agricole SA (London), 4.125% Sr. Unsec. Nts., 1/10/27[4]	2,419,000	2,398,025
Danske Bank AS, 2.80% Sr. Unsec. Nts., 3/10/21[4]	1,359,000	1,371,772
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	1,368,000	1,390,253
First Republic Bank, 4.375% Sub. Nts., 8/1/46	983,000	955,001
FirstMerit Bank NA (Akron OH), 4.27% Sub. Nts., 11/25/26	2,179,000	2,220,673
Glencore Funding LLC, 4% Sr. Unsec. Nts., 4/16/25[4]	1,348,000	1,362,705
Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	1,470,000	1,497,821
ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[4]	1,821,000	1,831,003
JPMorgan Chase & Co.:
3.782% Sr. Unsec. Nts., 2/1/28[3]	4,036,000	4,105,754
4.26% Sr. Unsec. Nts., 2/22/48[3]	939,000	953,332
7.90% Jr. Sub. Perpetual Bonds, Series 1[3,12]	25,750,000	26,812,188
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	1,979,000	1,942,988
Lloyds Banking Group plc:
3.75% Sr. Unsec. Nts., 1/11/27	2,615,000	2,599,341
6.413% Jr. Sub. Perpetual Bonds[3,4,12]	125,000	135,625
6.657% Jr. Sub. Perpetual Bonds[3,4,12]	1,913,000	2,086,174
PNC Bank NA:
2.55% Sr. Unsec. Nts., 12/9/21	996,000	997,345
2.625% Sr. Unsec. Nts., 2/17/22	479,000	480,961
Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18	1,896,000	1,904,519
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds[3,12]	2,314,000	2,215,655
Standard Chartered plc, 2.549% Jr. Sub. Perpetual Bonds[3,4,12]	2,600,000	2,099,500
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	991,000	968,338
Swedbank AB, 2.65% Sr. Unsec. Nts., 3/10/21[4]	1,440,000	1,450,331
US Bancorp, 3.10% Sub. Nts., 4/27/26	1,392,000	1,372,593
Wells Fargo & Co.:
4.75% Sub. Nts., 12/7/46	1,396,000	1,458,968
7.98% Jr. Sub. Perpetual Bonds, Series K3,12	24,815,000	26,148,806
5.90% Jr. Sub. Perpetual Bonds, Series S3,12	1,844,000	1,952,335
		159,025,072

40 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Consumer Finance—0.5%
Ally Financial, Inc., 4.25% Sr. Unsec. Nts., 4/15/21	$2,235,000	$2,310,431
American Express Credit Corp., 2.70% Sr. Unsec. Nts., 3/3/22	3,759,000	3,750,617
Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25	1,829,000	1,800,976
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	1,201,000	1,190,434
3.95% Sr. Unsec. Nts., 11/6/24	1,635,000	1,647,340
4.10% Sr. Unsec. Nts., 2/9/27	932,000	940,659
Electricite de France SA, 6.50% Sr. Unsec. Nts., 1/26/19[4]	1,399,000	1,515,376
Synchrony Financial, 4.50% Sr. Unsec. Nts., 7/23/25	620,000	652,026
		13,807,859

Diversified Financial Services—0.2%
Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18	690,000	692,289
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[4]	1,191,000	1,190,211
Suntory Holdings Ltd., 1.65% Sr. Unsec. Nts., 9/29/17[4]	1,199,000	1,200,011
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[3]	2,235,000	2,290,875
		5,373,386

Insurance—1.1%
Arch Capital Finance LLC, 4.011% Sr. Unsec. Nts., 12/15/26	1,393,000	1,438,413
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	1,451,000	1,468,618
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[4]	1,733,000	1,845,472
Manulife Financial Corp., 4.061% Sub. Nts., 2/24/32[3]	1,402,000	1,410,768
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	1,009,000	1,035,277
MetLife, Inc.:
5.25% Jr. Sub. Perpetual Bonds[3,12]	1,672,000	1,735,536
10.75% Jr. Sub. Nts., 8/1/39	10,900,000	16,976,750
Prudential Financial, Inc., 5.375% Jr. Sub. Nts., 5/15/45[3]	576,000	603,360
TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[4]	2,153,000	2,221,440
		28,735,634

Real Estate Investment Trusts (REITs)—0.4%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	922,000	991,547
5.90% Sr. Unsec. Nts., 11/1/21	1,053,000	1,181,808
Boston Properties LP, 3.70% Sr. Unsec. Nts., 11/15/18	2,182,000	2,245,284
HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17	1,222,000	1,230,278
Highwoods Realty LP, 5.85% Sr. Unsec. Nts., 3/15/17	962,000	963,428
Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	800,000	799,980
WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[4]	1,997,000	1,999,243
Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	475,000	477,340
		9,888,908

Health Care—1.2%
Biotechnology—0.3%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	1,077,000	1,074,258

41 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Biotechnology (Continued)
AbbVie, Inc.: (Continued)
4.70% Sr. Unsec. Nts., 5/14/45	$368,000	$371,563
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	640,000	701,039
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	1,043,000	1,068,207
5.00% Sr. Unsec. Nts., 8/15/45	257,000	273,942
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	1,042,000	1,088,926
Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	2,332,000	2,314,538
3.20% Sr. Unsec. Nts., 9/23/26	1,791,000	1,710,790
		8,603,263

Health Care Equipment & Supplies—0.2%
Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	2,307,000	2,320,556
4.90% Sr. Unsec. Nts., 11/30/46	948,000	988,990
Baxter International, Inc., 2.60% Sr. Unsec. Nts., 8/15/26	1,107,000	1,040,753
Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	1,756,000	1,793,833
		6,144,132

Health Care Providers & Services—0.3%
Aetna, Inc., 3.20% Sr. Unsec. Nts., 6/15/26	1,769,000	1,787,663
Express Scripts Holding Co., 4.50% Sr. Unsec. Nts., 2/25/26	1,545,000	1,607,614
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[4]	897,000	983,345
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	1,386,000	1,366,013
McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	880,000	911,685
		6,656,320

Life Sciences Tools & Services—0.2%
Quintiles IMS, Inc., 5% Sr. Unsec. Nts., 10/15/26[4]	866,000	881,155
Thermo Fisher Scientific, Inc.:
3.00% Sr. Unsec. Nts., 4/15/23	957,000	946,832
4.15% Sr. Unsec. Nts., 2/1/24	848,000	896,444
5.30% Sr. Unsec. Nts., 2/1/44	704,000	801,766
		3,526,197

Pharmaceuticals—0.2%
Actavis Funding SCS:
1.30% Sr. Unsec. Nts., 6/15/17	1,250,000	1,250,009
2.35% Sr. Unsec. Nts., 3/12/18	717,000	722,278
3.80% Sr. Unsec. Nts., 3/15/25	1,420,000	1,437,098
4.75% Sr. Unsec. Nts., 3/15/45	631,000	644,312
Johnson & Johnson, 3.625% Sr. Unsec. Nts., 3/3/37	468,000	466,811
Teva Pharmaceutical Finance Netherlands III BV, 1.70% Sr. Unsec. Nts., 7/19/19	2,132,000	2,105,137
		6,625,645

42 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Industrials—1.4%
Aerospace & Defense—0.3%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[4]	$1,739,000	$1,798,500
Hexcel Corp., 3.95% Sr. Unsec. Nts., 2/15/27	862,000	869,300
L3 Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/26	597,000	608,153
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	1,275,000	1,412,662
Textron, Inc.:
3.65% Sr. Unsec. Nts., 3/15/27[5]	577,000	577,361
3.875% Sr. Unsec. Nts., 3/1/25	628,000	640,604
4.30% Sr. Unsec. Nts., 3/1/24	1,164,000	1,216,029
United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[3]	403,000	403,646
		7,526,255

Air Freight & Couriers—0.0%
FedEx Corp., 4.40% Sr. Unsec. Nts., 1/15/47	439,000	441,243

Building Products—0.1%
Johnson Controls International plc:
1.40% Sr. Unsec. Nts., 11/2/17	409,000	408,267
4.50% Sr. Unsec. Nts., 2/15/47	573,000	593,305
Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	1,596,000	1,549,949
		2,551,521

Commercial Services & Supplies—0.2%
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	1,794,000	1,771,098
Republic Services, Inc.:
2.90% Sr. Unsec. Nts., 7/1/26	1,137,000	1,101,385
3.80% Sr. Unsec. Nts., 5/15/18	1,980,000	2,028,662
Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	557,000	569,058
		5,470,203

Electrical Equipment—0.1%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[4]	2,260,000	2,316,500

Industrial Conglomerates—0.1%
Roper Technologies, Inc.:
3.80% Sr. Unsec. Nts., 12/15/26	294,000	297,736
3.85% Sr. Unsec. Nts., 12/15/25	1,150,000	1,176,297
		1,474,033

Machinery—0.2%
Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19[4]	2,365,000	2,357,962
Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	2,041,000	2,064,665
Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26[4]	929,000	906,950
		5,329,577

Professional Services—0.1%
Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[4]	1,948,000	1,952,997

43 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Road & Rail—0.2%
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	$444,000	$489,101
ERAC USA Finance LLC, 6.375% Sr. Unsec. Nts., 10/15/17[4]	1,873,000	1,926,418
Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	734,000	809,733
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.40% Sr. Unsec. Nts., 11/15/26[4]	1,938,000	1,884,052
3.75% Sr. Unsec. Nts., 5/11/17[4]	1,300,000	1,306,061
		6,415,365

Trading Companies & Distributors—0.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.95% Sr. Unsec. Nts., 2/1/22	2,315,000	2,398,595
Air Lease Corp., 3% Sr. Unsec. Nts., 9/15/23	983,000	968,475
		3,367,070

Information Technology—1.1%
Electronic Equipment, Instruments, & Components—0.1%
CDW LLC/CDW Finance Corp., 5.50% Sr. Unsec. Nts., 12/1/24	368,000	388,240
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	1,795,000	1,816,617
		2,204,857

Internet Software & Services—0.0%
VeriSign, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	670,000	700,988

IT Services—0.2%
Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	1,138,000	1,116,582
Fidelity National Information Services, Inc.:
1.45% Sr. Unsec. Nts., 6/5/17	1,804,000	1,804,662
2.85% Sr. Unsec. Nts., 10/15/18	550,000	558,941
Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18	2,036,000	2,047,033
		5,527,218

Semiconductors & Semiconductor Equipment—0.2%
Broadcom Corp./Broadcom Cayman Finance Ltd.:
2.375% Sr. Unsec. Nts., 1/15/20[4]	2,329,000	2,331,722
3.875% Sr. Unsec. Nts., 1/15/27[4]	1,740,000	1,755,683
Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	621,000	709,493
		4,796,898

Software—0.4%
Activision Blizzard, Inc., 2.30% Sr. Unsec. Nts., 9/15/21[4]	2,198,000	2,158,126
Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17	1,832,000	1,835,691
4.375% Sr. Unsec. Nts., 6/15/25	705,000	729,037
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% Sr. Sec. Nts., 6/1/19[4]	2,296,000	2,348,372
6.02% Sr. Sec. Nts., 6/15/26[4]	1,409,000	1,556,390
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[4]	1,538,000	1,620,668

44 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Software (Continued)
Oracle Corp., 2.40% Sr. Unsec. Nts., 9/15/23	$1,390,000	$1,360,158
		11,608,442

Technology Hardware, Storage & Peripherals—0.2%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	1,287,000	1,343,566
Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17	1,578,000	1,585,245
6.35% Sr. Unsec. Nts., 10/15/45	984,000	1,031,421
Xerox Corp., 2.95% Sr. Unsec. Nts., 3/15/17	798,000	798,523
		4,758,755

Materials—1.0%
Chemicals—0.5%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	931,000	918,281
4.125% Sr. Unsec. Nts., 3/15/35	465,000	443,908
CF Industries, Inc., 4.50% Sr. Sec. Nts., 12/1/26[4]	1,066,000	1,094,062
Eastman Chemical Co., 4.65% Sr. Unsec. Nts., 10/15/44	565,000	581,236
Ecolab, Inc.:
2.00% Sr. Unsec. Nts., 1/14/19	2,243,000	2,263,369
3.70% Sr. Unsec. Nts., 11/1/46	371,000	344,821
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	2,242,000	2,320,470
RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22	1,882,000	1,898,569
3.75% Sr. Unsec. Nts., 3/15/27	581,000	582,610
Valspar Corp. (The):
3.30% Sr. Unsec. Nts., 2/1/25	638,000	620,460
3.95% Sr. Unsec. Nts., 1/15/26	1,122,000	1,131,345
Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[4]	1,405,000	1,385,988
		13,585,119

Construction Materials—0.1%
CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[4]	1,625,000	1,814,438
James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[4]	1,077,000	1,122,772
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[4]	558,000	549,792
		3,487,002

Containers & Packaging—0.2%
Ball Corp., 5.25% Sr. Unsec. Nts., 7/1/25	98,000	104,370
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	1,088,000	1,031,829
4.80% Sr. Unsec. Nts., 6/15/44	914,000	944,845
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	525,000	532,753
4.50% Sr. Unsec. Nts., 11/1/23	1,673,000	1,775,523
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25[4]	1,855,000	1,871,231
		6,260,551

45 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Metals & Mining—0.1%
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	$622,000	$677,838
Rio Tinto Finance USA Ltd., 3.75% Sr. Unsec. Nts., 6/15/25	926,000	968,203
		1,646,041
Paper & Forest Products—0.1%
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	1,231,000	1,243,310

Telecommunication Services—0.7%
Diversified Telecommunication Services—0.7%
AT&T, Inc.:
2.80% Sr. Unsec. Nts., 2/17/21	2,410,000	2,417,886
4.35% Sr. Unsec. Nts., 6/15/45	1,843,000	1,633,845
British Telecommunications plc, 9.375% Sr. Unsec. Nts., 12/15/30	1,900,000	2,850,040
Deutsche Telekom International Finance BV:
2.25% Sr. Unsec. Nts., 3/6/17[4]	2,275,000	2,275,218
3.60% Sr. Unsec. Nts., 1/19/27[4]	1,124,000	1,124,189
Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	2,278,000	2,310,122
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	799,000	963,369
Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21	1,615,000	1,549,211
4.125% Sr. Unsec. Nts., 8/15/46	952,000	836,276
4.50% Sr. Unsec. Nts., 9/15/20	2,710,000	2,892,706
4.522% Sr. Unsec. Nts., 9/15/48	1,193,000	1,096,826
		19,949,688
Utilities—1.5%
Electric Utilities—0.8%
AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[4]	1,159,000	1,205,582
Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26[4]	1,144,000	1,136,716
Duke Energy Corp., 3.75% Sr. Unsec. Nts., 9/1/46	1,086,000	1,004,652
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	1,392,000	1,399,119
Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19	75,000	74,919
Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[4]	2,101,000	2,153,273
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	575,000	577,145
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	465,000	499,733
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	588,000	663,127
NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17	2,351,000	2,353,067
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	368,000	394,519
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[4]	2,970,000	3,228,485
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	1,953,000	2,096,497
Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	2,039,000	2,029,975
TECO Finance, Inc., 6.572% Sr. Unsec. Nts., 11/1/17	2,102,000	2,169,403
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[4]	1,394,000	1,437,031
		22,423,243

46 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Independent Power and Renewable Electricity Producers—0.5%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 12.25% Sec. Nts., 3/1/22[4,13]	$9,517,147	$13,276,420
Multi-Utilities—0.2%
Dominion Resources, Inc.:
1.875% Sr. Unsec. Nts., 1/15/19	1,052,000	1,045,838
4.90% Sr. Unsec. Nts., 8/1/41	920,000	988,661
NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	1,031,000	1,114,394
Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	2,108,000	2,085,571
		5,234,464
Total Non-Convertible Corporate Bonds and Notes (Cost $610,186,471)		627,733,293
Convertible Corporate Bond and Note—0.8%
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25% Cv. Sr. Unsec. Nts., 12/1/40 (Cost $20,973,802)[2]	20,500,000	21,422,500
Corporate Loans—1.9%
Ardagh Holdings USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.009%, 12/17/21[3]	26,250,140	26,447,016
Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.248%, 10/6/23[3]	17,000,000	17,170,000
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 10/25/20[3]	3,284,604	2,658,887
TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche F, 3.781%, 6/9/23[3]	5,984,962	6,026,857
Total Corporate Loans (Cost $52,639,552)		52,302,760

	Counter-		Exercise	Expiration
	party		Price	Date			Contracts
Over-the-Counter Option Purchased—0.0%
CNH Currency Put[1] (Cost $2,350,110)	CITNA-B	CNH7.300		11/29/17	CNH		758,100,000	1,062,098
		Pay/Receive
	Counter-	Floating	Floating	Fixed		Notional Amount
	party	Rate	Rate	Rate			(000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.1%
Interest Rate Swap maturing 1/28/30 Call[1]	GSCOI	Receive	Three- Month USD BBA LIBOR	2.974%	1/24/20	USD	60,450	2,343,378
Interest Rate Swap maturing 11/21/28 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	0.850	11/19/18	JPY	512,000	27,694

47 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Pay/Receive
	Counter-	Floating	Floating	Fixed	Expiration	Notional Amount
	party	Rate	Rate	Rate	Date		(000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 11/22/27 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	1.070%	11/20/17	JPY	8,437,000	$63,511
Interest Rate Swap maturing 7/25/28 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	1.050	7/23/18	JPY	2,000,000	69,441
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $4,937,969)								2,504,024

	Shares
Investment Companies—14.7%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.50%[14,15]	38,425,176	38,425,176
Oppenheimer Master Loan Fund, LLC[14]	15,497,138	253,547,381
Oppenheimer Ultra-Short Duration Fund, Cl. Y14	15,770,845	79,011,932
SPDR Gold Trust Exchange Traded Fund[1,16]	201,900	24,072,537
Total Investment Companies (Cost $396,415,094)		395,057,026
Total Investments, at Value (Cost $2,712,496,144)	105.7%	2,837,711,211
Net Other Assets (Liabilities)	(5.7)	(153,540,414)
Net Assets	100.0%	$2,684,170,797

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. Restricted security. The aggregate value of restricted securities at period end was $57,788,196, which represents 2.15% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation/
Security	Dates	Cost	Value	(Depreciation)
Airspeed Ltd., Series 2007-1A, Cl. G1, 1.04%, 6/15/32	9/16/10 – 3/31/15	$13,921,696	$12,676,755	$(1,244,941)
Airspeed Ltd., Series 2007-1A, Cl. G2, 1.05%, 6/15/32	4/8/11	6,982,192	6,409,491	(572,701)
Blade Engine Securitization Ltd., Series 2006-1A, Cl. A1, 1.77%, 9/15/41	5/15/13	1,104,197	618,338	(485,859)
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 1.07%, 9/15/41	4/19/13 – 5/29/13	14,846,833	12,287,171	(2,559,662)
Clearwire Communications
LLC/Clearwire Finance, Inc., 8.25% Cv. Sr. Unsec. Nts., 12/1/40	9/23/13 – 10/30/15	20,973,802	21,422,500	448,698
Raspro Trust, Series 2005-1A, Cl. G, 1.397%, 3/23/24	6/11/13 – 7/7/15	4,519,510	4,373,941	(145,569)

		$62,348,230	$57,788,196	$(4,560,034)

3. Represents the current interest rate for a variable or increasing rate security.

48 OPPENHEIMER CAPITAL INCOME FUND

Footnotes to Consolidated Statement of Investments (continued)

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $246,412,678 or 9.18% of the Fund’s net assets at period end.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $6,388,200 or 0.24% of the Fund’s net assets at period end.

7. Interest rate is less than 0.0005%.

8. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $105,194 or less than 0.005% of the Fund’s net assets at period end.

9. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 4 of the accompanying Notes.

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,350,964. See Note 6 of the accompanying Consolidated Notes.

11. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $1,662,338. See Note 6 of the accompanying Consolidated Notes.

12. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

13. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

14. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2016	Gross Additions	Gross Reductions		Shares February 28, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	103,649,970	341,056,383	406,281,177		38,425,176
Oppenheimer Master Loan Fund, LLC	15,497,138	—	—		15,497,138
Oppenheimer Ultra-Short Duration Fund, Cl. Y	18,286,561	8,095,062	10,610,778		15,770,845

		Value	Income		Realized Gain
Oppenheimer Institutional Government Money Market Fund, Cl. Ea		$38,425,176	$106,638		$—
Oppenheimer Master Loan Fund, LLC		253,547,381	7,677,392	[b]	383,473	[b]

49 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (continued)

	Value	Income	Realized Gain
Oppenheimer Ultra-Short Duration Fund, Cl. Y	$79,011,932	$561,771	$40,648

Total	$370,984,489	$8,345,801	$424,121

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

15. Rate shown is the 7-day yield at period end.

16. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Forward Currency Exchange Contracts as of February 28, 2017

Counter -party	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BOA	03/2017	CHF	25,510	USD	25,479	$—	$71,691
BOA	03/2017	USD	197	CHF	195	2,661	—
BOA	03/2017	USD	24,962	THB	892,000	—	590,085
CITNA-B	03/2017	CHF	4,680	USD	4,588	73,561	—
CITNA-B	03/2017	USD	25,286	EUR	23,905	—	45,465
DEU	03/2017	USD	29,567	CHF	29,995	—	307,737
GSCO-OT	03/2017	GBP	27,970	USD	34,947	—	237,018
GSCO-OT	03/2017	USD	17,766	AUD	23,730	—	424,534
GSCO-OT	03/2017	USD	26,495	CAD	34,835	267,166	—
GSCO-OT	04/2017	USD	7,602	CNH	50,500	256,801	—
GSCO-OT	03/2017	USD	35,251	GBP	27,970	540,600	—
JPM	03/2017	CAD	5,440	USD	4,146	—	50,013
JPM	04/2017	CNH	50,500	USD	7,223	121,782	—
JPM	11/2017	USD	17,184	CNH	122,000	—	232,249
JPM	03/2017	USD	17,402	JPY	2,024,000	—	616,827

Total Unrealized Appreciation and Depreciation						$1,262,571	$2,575,619

Futures Contracts as of February 28, 2017

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
Euro-BONO	EUX	Sell	3/8/17	94	$13,857,058	$(123,604)
Euro-BTP	EUX	Sell	3/8/17	176	24,777,925	(48,999)
Euro-BUND	EUX	Buy	3/8/17	258	45,385,649	1,144,970
Euro-OAT	EUX	Sell	3/8/17	83	13,185,133	13,010
United States Treasury Long Bonds	CBT	Buy	6/21/17	205	31,089,531	122,221
United States Treasury Nts., 2 yr.	CBT	Buy	6/30/17	593	128,328,906	15,539
United States Treasury Nts., 5 yr.	CBT	Buy	6/30/17	25	2,942,578	(5,263)
United States Treasury Nts., 10 yr.	CBT	Sell	6/21/17	49	6,104,328	(1,210)
United States Ultra Bonds	CBT	Buy	6/21/17	239	38,665,719	375,350

						$1,492,014

Over-the-Counter Options Written at February 28, 2017

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Value
CNH Currency Put	CITNA-B CNH	8.000	11/29/17	CNH (830,800,000)	$864,032	$(192,745)

50 OPPENHEIMER CAPITAL INCOME FUND

Centrally Cleared Credit Default Swaps at February 28, 2017

Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.HY.27	Sell	5.000%	12/20/21	USD	6,509	$(400,283)	$552,103
CDX.HY.27	Sell	5.000	12/20/21	USD	8,623	(578,980)	731,379
CDX.HY.27	Sell	5.000	12/20/21	USD	6,489	(410,926)	550,423
CDX.IG.23	Sell	1.000	12/20/19	USD	25,000	(177,124)	458,133
CDX.IG.25	Sell	1.000	12/20/20	USD	4,800	(50,881)	96,498
CDX.IG.26	Sell	1.000	6/20/21	USD	6,400	(86,068)	129,904
CDX.NA.HY.21	Buy	5.000	12/20/18	USD	14,535	900,363	(1,071,443)
CDX.NA.HY.25	Buy	5.000	12/20/20	USD	6,615	346,920	(578,755)
CDX.NA.HY.26	Buy	5.000	6/20/21	USD	19,008	929,914	(1,742,586)
iTraxx.Main.25	Buy	1.000	6/20/21	EUR	33,000	572,069	(555,518)
iTraxx.Main.26	Buy	1.000	12/20/21	EUR	1,000	11,456	(14,873)
Neiman Marcus
Group LLC (The)	Buy	5.000	12/20/20	USD	3,095	179,341	326,328

Total of Centrally Cleared Credit Default Swaps						$1,235,801	$(1,118,407)

Over-the-Counter Credit Default Swaps at February 28, 2017

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.NA.HY.21	CITNA-B	Sell	5.000	12/20/18	USD	1,812	$1,011,495	$(214,712)
CDX.NA.HY.21	GSCOI	Sell	5.000	12/20/18	USD	551	301,068	(65,272)
CDX.NA.HY.25	GSCOI	Sell	5.000	12/20/20	USD	2,244	1,489,410	(823,839)
Malaysia	BAC	Buy	1.000	12/20/21	USD	1,500	(25,268)	(316)
Malaysia	BNP	Buy	1.000	12/20/21	USD	7,500	(129,984)	(1,577)
Malaysia	MOS	Buy	1.000	12/20/21	USD	7,500	(126,336)	(1,577)

Total of Over-the-Counter Credit Default Swaps							$2,520,385	$(1,107,293)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Corporate Debt Indexes	$38,562,955	$14,535,000	BBB- to BBB+
Non-Investment Grade Corporate Debt Indexes	23,865,767	6,615,000	B to BB-

Total	$62,428,722	$21,150,000

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

51 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
JPM	JPMorgan Chase Bank NA
MOS	Morgan Stanley & Co., Inc.

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Offshore Chinese Renminbi
EUR	Euro
GBP	British Pound Sterling
JPY	Japanese Yen
THB	Thailand Baht

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BONO	Spanish Government Bonds
BTP	Italian Treasury Bonds
BUND	German Federal Obligation
CDX.HY.27	Markit CDX High Yield Index
CDX.IG.23	Markit CDX Investment Grade Index
CDX.IG.25	Markit CDX Investment Grade Index
CDX.IG.26	Markit CDX Investment Grade Index
CDX.NA.HY.21	Markit CDX North American High Yield
CDX.NA.HY.25	Markit CDX North American High Yield
CDX.NA.HY.26	Markit CDX North American High Yield
iTraxx.Main.25	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx.Main.26	Credit Default Swap Trading Index for a Specific Basket of Securities
OAT	French Government Bonds

Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchange

See accompanying Notes to Consolidated Financial Statements.

52 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES February 28, 2017 Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $2,339,796,386)	$2,466,726,722
Affiliated companies (cost $372,699,758)	370,984,489

2,837,711,211

Cash	1,742,389

Cash used for collateral on futures	2,863,800

Cash used for collateral on centrally cleared swaps	2,650,936

Cash used for collateral on forward roll transactions	407,000

Unrealized appreciation on forward currency exchange contracts	1,262,571

Centrally cleared swaps, at value (premiums paid $1,524,921)	2,844,768

Receivables and other assets:
Interest, dividends and principal paydowns	12,252,378
Investments sold (including $1,712,894 sold on a when-issued or delayed delivery basis)	6,898,213
Shares of beneficial interest sold	1,952,087
Variation margin receivable	184,483
Other	268,134

Total assets	2,871,037,970

Liabilities
Unrealized depreciation on forward currency exchange contracts	2,575,619

Options written, at value (premiums received $864,032)	192,745

Swaps, at value (premiums received $2,520,385)	1,107,293

Centrally cleared swaps, at value (premiums received $2,760,722)	3,963,175

Payables and other liabilities:
Investments purchased (including $166,855,818 purchased on a when-issued or delayed delivery basis)	174,815,376
Shares of beneficial interest redeemed	3,365,165
Distribution and service plan fees	410,553
Trustees’ compensation	166,547
Variation margin payable	161,855
Shareholder communications	14,058
Dividends	2,141
Other	92,646

Total liabilities	186,867,173

Net Assets	$2,684,170,797

Composition of Net Assets
Par value of shares of beneficial interest	$267,548

Additional paid-in capital	2,865,915,388

Accumulated net investment income	9,728,280

Accumulated net realized loss on investments and foreign currency transactions	(319,319,976)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	127,579,557

Net Assets	$2,684,170,797

53 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,697,416,762 and 168,272,403 shares of beneficial interest outstanding)	$10.09

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$10.71

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,238,096 and 835,177 shares of beneficial interest outstanding)	$9.86

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $406,387,804 and 41,644,777 shares of beneficial interest outstanding)	$9.76

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $16,546,864 and 1,641,257 shares of beneficial interest outstanding)	$10.08

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $35,337,325 and 3,552,189 shares of beneficial interest outstanding)	$9.95

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $520,243,946 and 51,602,408 shares of beneficial interest outstanding)	$10.08

See accompanying Notes to Consolidated Financial Statements.

54 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended February 28, 2017 Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	$7,361,430
Dividends	315,962
Net expenses	(435,914)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	7,241,478

Investment Income
Interest (net of foreign withholding taxes of $9,459)	22,689,815

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $99,481)	15,225,716
Affiliated companies	668,409

Fee income on when-issued securities	2,133,414

Total investment income	40,717,354

Expenses
Management fees	7,046,505

Distribution and service plan fees:
Class A	1,969,152
Class B	48,188
Class C	2,034,868
Class R	79,517

Transfer and shareholder servicing agent fees:
Class A	1,849,901
Class B	10,653
Class C	447,838
Class I	2,313
Class R	35,742
Class Y	536,879

Shareholder communications:
Class A	27,242
Class B	1,027
Class C	8,346
Class I	8
Class R	718
Class Y	8,317

Trustees’ compensation	48,312

Borrowing fees	23,825

Custodian fees and expenses	9,845

Other	174,090

Total expenses	14,363,286
Less reduction to custodian expenses	(3)
Less waivers and reimbursements of expenses	(613,201)

Net expenses	13,750,082

Net Investment Income	34,208,750

55 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF

OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies (includes premiums on options exercised)	$(616,678)
Affiliated companies	40,649
Closing and expiration of futures contracts	(4,622,619)
Foreign currency transactions	8,890,825
Swap contracts	(2,116,504)
Closing and expiration of swaption contracts written	228,806

Net realized gain allocated from Oppenheimer Master Loan Fund, LLC	383,473

Net realized gain	2,187,952

Net change in unrealized appreciation/depreciation on:
Investment transactions	59,873,244
Translation of assets and liabilities denominated in foreign currencies	(3,274,623)
Futures contracts	1,720,394
Option contracts written	144,887
Swap contracts	949,957
Swaption contracts written	9,480

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Loan Fund, LLC	7,487,935

Net change in unrealized appreciation/depreciation	66,911,274

Net Increase in Net Assets Resulting from Operations	$103,307,976

1. The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 4 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

56 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016

Operations
Net investment income	$34,208,750	$67,615,034

Net realized gain	2,187,952	585,565

Net change in unrealized appreciation/depreciation	66,911,274	64,552,494

Net increase in net assets resulting from operations	103,307,976	132,753,093

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(24,608,843)	(49,660,564)
Class B	(104,701)	(347,447)
Class C	(4,562,499)	(9,245,987)
Class I	(259,218)	(453,824)
Class R	(435,491)	(762,315)
Class Y	(7,688,100)	(14,306,602)

	(37,658,852)	(74,776,739)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(67,628,547)	(50,000,323)
Class B	(4,067,140)	(8,043,352)
Class C	(23,608,691)	7,414,517
Class I	1,005,302	2,089,587
Class R	2,684,269	3,882,943
Class Y	26,871,049	24,107,618

	(64,743,758)	(20,549,010)

Net Assets
Total increase	905,366	37,427,344

Beginning of period	2,683,265,431	2,645,838,087

End of period (including accumulated net investment income of $9,728,280 and $13,178,382, respectively)	$2,684,170,797	$2,683,265,431

See accompanying Notes to Consolidated Financial Statements.

57 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$9.84	$9.62	$10.03	$9.29	$9.17	$8.70

Income (loss) from investment operations:
Net investment income[2]	0.13	0.25	0.25	0.34	0.29	0.28
Net realized and unrealized gain (loss)	0.26	0.25	(0.35)	0.71	0.19	0.54

Total from investment operations	0.39	0.50	(0.10)	1.05	0.48	0.82

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.28)	(0.31)	(0.31)	(0.36)	(0.35)

Net asset value, end of period	$10.09	$9.84	$9.62	$10.03	$9.29	$9.17

Total Return, at Net Asset Value[3]	4.04%	5.31%	(1.07)%	11.44%	5.30%	9.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,697,417	$1,723,245	$1,735,068	$1,730,245	$1,512,076	$1,422,232

Average net assets (in thousands)	$1,695,209	$1,712,506	$1,764,700	$1,627,867	$1,468,782	$1,400,955

Ratios to average net assets:[4,5]
Net investment income	2.68%	2.66%	2.54%	3.55%	3.07%	3.18%
Expenses excluding specific expenses listed below	1.05%	1.05%	1.05%	1.04%	0.98%	1.00%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.05%	1.05%	1.05%	1.04%	0.98%	1.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	0.99%	0.98%	0.93%	0.96%

Portfolio turnover rate[8]	29%	54%	79%	93%	84%	80%

58 OPPENHEIMER CAPITAL INCOME FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2017	1.06%
Year Ended August 31, 2016	1.07%
Year Ended August 31, 2015	1.07%
Year Ended August 29, 2014	1.06%
Year Ended August 30, 2013	1.00%
Year Ended August 31, 2012	1.02%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended February 28, 2017	$2,028,868,896	$2,161,238,540
Year Ended August 31, 2016	$4,212,529,231	$4,192,313,269
Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479
Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715

See accompanying Notes to Consolidated Financial Statements.

59 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$9.62	$9.41	$9.81	$9.09	$8.98	$8.51
Income (loss) from investment operations:
Net investment income[2]	0.09	0.18	0.17	0.26	0.19	0.19
Net realized and unrealized gain (loss)	0.25	0.23	(0.34)	0.68	0.19	0.54
Total from investment operations	0.34	0.41	(0.17)	0.94	0.38	0.73
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.20)	(0.23)	(0.22)	(0.27)	(0.26)
Net asset value, end of period	$9.86	$9.62	$9.41	$9.81	$9.09	$8.98

Total Return, at Net Asset Value[3]	3.56%	4.45%	(1.79)%	10.48%	4.24%	8.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,238	$12,108	$19,917	$29,021	$33,683	$43,790
Average net assets (in thousands)	$9,726	$15,539	$24,439	$30,985	$38,619	$45,562
Ratios to average net assets:[4,5]
Net investment income	1.93%	1.96%	1.79%	2.70%	2.10%	2.20%
Expenses excluding specific expenses listed below	1.83%	1.82%	1.82%	1.94%	2.07%	2.12%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%
Total expenses[7]	1.83%	1.82%	1.82%	1.94%	2.07%	2.12%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.78%	1.76%	1.76%	1.83%	1.94%	1.94%
Portfolio turnover rate[8]	29%	54%	79%	93%	84%	80%

60 OPPENHEIMER CAPITAL INCOME FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2017	1.84%
Year Ended August 31, 2016	1.84%
Year Ended August 31, 2015	1.84%
Year Ended August 29, 2014	1.96%
Year Ended August 30, 2013	2.09%
Year Ended August 31, 2012	2.14%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended February 28, 2017	$2,028,868,896	$2,161,238,540
Year Ended August 31, 2016	$4,212,529,231	$4,192,313,269
Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479
Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715

See accompanying Notes to Consolidated Financial Statements.

61 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$9.52	$9.32	$9.74	$9.03	$8.93	$8.47
Income (loss) from investment operations:
Net investment income[2]	0.09	0.17	0.17	0.26	0.20	0.20
Net realized and unrealized gain (loss)	0.26	0.24	(0.35)	0.69	0.19	0.53
Total from investment operations	0.35	0.41	(0.18)	0.95	0.39	0.73
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.21)	(0.24)	(0.24)	(0.29)	(0.27)
Net asset value, end of period	$9.76	$9.52	$9.32	$9.74	$9.03	$8.93

Total Return, at Net Asset Value[3]	3.66%	4.47%	(1.89)%	10.66%	4.41%	8.91%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$406,388	$420,117	$403,758	$296,136	$182,920	$112,220
Average net assets (in thousands)	$410,350	$413,522	$369,218	$230,619	$140,184	$101,423
Ratios to average net assets:[4,5]
Net investment income	1.91%	1.87%	1.75%	2.76%	2.24%	2.32%
Expenses excluding specific expenses listed below	1.81%	1.82%	1.81%	1.82%	1.80%	1.86%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%
Total expenses[7]	1.81%	1.82%	1.81%	1.82%	1.80%	1.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.76%	1.76%	1.75%	1.76%	1.75%	1.82%
Portfolio turnover rate[8]	29%	54%	79%	93%	84%	80%

62 OPPENHEIMER CAPITAL INCOME FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2017	1.82%
Year Ended August 31, 2016	1.84%
Year Ended August 31, 2015	1.83%
Year Ended August 29, 2014	1.84%
Year Ended August 30, 2013	1.82%
Year Ended August 31, 2012	1.88%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended February 28, 2017	$2,028,868,896	$2,161,238,540
Year Ended August 31, 2016	$4,212,529,231	$4,192,313,269
Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479
Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715

See accompanying Notes to Consolidated Financial Statements.

63 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Year Ended August 31, 2015	Period Ended August 29, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.84	$9.62	$10.03	$9.60
Income (loss) from investment operations:
Net investment income[3]	0.15	0.30	0.29	0.26
Net realized and unrealized gain (loss)	0.25	0.24	(0.35)	0.31
Total from investment operations	0.40	0.54	(0.06)	0.57
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.32)	(0.35)	(0.14)
Net asset value, end of period	$10.08	$9.84	$9.62	$10.03

Total Return, at Net Asset Value[4]	4.16%	5.78%	(0.65)%	6.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,547	$15,142	$12,625	$10,894
Average net assets (in thousands)	$15,559	$14,088	$12,629	$7,047
Ratios to average net assets:[5,6]
Net investment income	3.13%	3.08%	2.96%	3.87%
Expenses excluding specific expenses listed below	0.62%	0.63%	0.62%	0.64%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%
Total expenses[8]	0.62%	0.63%	0.62%	0.64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.57%	0.57%	0.56%	0.58%
Portfolio turnover rate[9]	29%	54%	79%	93%

64 OPPENHEIMER CAPITAL INCOME FUND

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 27, 2013 (inception of offering) to August 29, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2017	0.63%
Year Ended August 31, 2016	0.65%
Year Ended August 31, 2015	0.64%
Period Ended August 29, 2014	0.66%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended February 28, 2017	$2,028,868,896	$2,161,238,540
Year Ended August 31, 2016	$4,212,529,231	$4,192,313,269
Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479
Period Ended August 29, 2014	$2,958,051,509	$2,894,379,022

See accompanying Notes to Consolidated Financial Statements.

65 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$9.71	$9.50	$9.91	$9.18	$9.07	$8.60
Income (loss) from investment operations:
Net investment income[2]	0.14	0.23	0.22	0.31	0.25	0.25
Net realized and unrealized gain (loss)	0.23	0.24	(0.35)	0.70	0.19	0.54
Total from investment operations	0.37	0.47	(0.13)	1.01	0.44	0.79
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.26)	(0.28)	(0.28)	(0.33)	(0.32)
Net asset value, end of period	$9.95	$9.71	$9.50	$9.91	$9.18	$9.07

Total Return, at Net Asset Value[3]	3.86%	5.02%	(1.32)%	11.15%	4.98%	9.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,337	$31,806	$27,151	$23,798	$20,075	$20,994
Average net assets (in thousands)	$32,785	$28,769	$25,957	$22,251	$20,943	$20,340
Ratios to average net assets:[4,5]
Net investment income	2.81%	2.39%	2.28%	3.27%	2.73%	2.84%
Expenses excluding specific expenses listed below	1.30%	1.31%	1.30%	1.32%	1.33%	1.34%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%
Total expenses[7]	1.30%	1.31%	1.30%	1.32%	1.33%	1.34%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.25%	1.24%	1.26%	1.28%	1.30%
Portfolio turnover rate[8]	29%	54%	79%	93%	84%	80%

66 OPPENHEIMER CAPITAL INCOME FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2017	1.31%
Year Ended August 31, 2016	1.33%
Year Ended August 31, 2015	1.32%
Year Ended August 29, 2014	1.34%
Year Ended August 30, 2013	1.35%
Year Ended August 31, 2012	1.36%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended February 28, 2017	$2,028,868,896	$2,161,238,540
Year Ended August 31, 2016	$4,212,529,231	$4,192,313,269
Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479
Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715

See accompanying Notes to Consolidated Financial Statements.

67 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$9.84	$9.62	$10.03	$9.29	$9.18	$8.70
Income (loss) from investment operations:
Net investment income[2]	0.14	0.27	0.27	0.37	0.30	0.30
Net realized and unrealized gain (loss)	0.25	0.25	(0.35)	0.70	0.19	0.55
Total from investment operations	0.39	0.52	(0.08)	1.07	0.49	0.85
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.30)	(0.33)	(0.33)	(0.38)	(0.37)
Net asset value, end of period	$10.08	$9.84	$9.62	$10.03	$9.29	$9.18

Total Return, at Net Asset Value[3]	4.17%	5.47%	(0.82)%	11.74%	5.49%	10.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$520,244	$480,847	$447,319	$280,000	$105,635	$23,119
Average net assets (in thousands)	$492,415	$453,299	$401,249	$162,609	$63,500	$7,746
Ratios to average net assets:[4,5]
Net investment income	2.88%	2.86%	2.74%	3.77%	3.27%	3.46%
Expenses excluding specific expenses listed below	0.81%	0.82%	0.82%	0.81%	0.72%	0.69%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%
Total expenses[7]	0.81%	0.82%	0.82%	0.81%	0.72%	0.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.76%	0.76%	0.75%	0.67%	0.65%
Portfolio turnover rate[8]	29%	54%	79%	93%	84%	80%

68 OPPENHEIMER CAPITAL INCOME FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2017	0.82%
Year Ended August 31, 2016	0.84%
Year Ended August 31, 2015	0.84%
Year Ended August 29, 2014	0.83%
Year Ended August 30, 2013	0.74%
Year Ended August 31, 2012	0.71%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended February 28, 2017	$2,028,868,896	$2,161,238,540
Year Ended August 31, 2016	$4,212,529,231	$4,192,313,269
Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479
Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715

See accompanying Notes to Consolidated Financial Statements.

69 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS February 28, 2017 Unaudited

1. Organization

Oppenheimer Capital Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Capital Income Fund Cayman Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and

70 OPPENHEIMER CAPITAL INCOME FUND

2. Significant Accounting Policies (Continued)

swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 9,689 shares with net assets of $24,075,932 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$24,072,537
Net assets	$24,075,932
Net income (loss)	$(104,794)
Net realized gain (loss)	$—
Net change in unrealized appreciation/depreciation	$(1,120,545)

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations. For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may

71 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure

72 OPPENHEIMER CAPITAL INCOME FUND

2. Significant Accounting Policies (Continued)

under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended August 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended August 31, 2016, the Fund utilized $3,000,239 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had straddle losses of $57,152 which were deferred. Details of the fiscal year ended August 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2018	$307,001,832

At period end, it is estimated that the capital loss carryforwards would be $304,871,032 expiring by 2018. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the

73 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Fund will utilize $2,187,952 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,713,522,681
Federal tax cost of other investments	182,375,707

Total federal tax cost	$2,895,898,388

Gross unrealized appreciation	$189,643,849
Gross unrealized depreciation	(63,090,829)

Net unrealized appreciation	$126,553,020

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a

74 OPPENHEIMER CAPITAL INCOME FUND

3. Securities Valuation (Continued)

scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

75 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

76 OPPENHEIMER CAPITAL INCOME FUND

3. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$46,378,918	$—	$—	$46,378,918
Consumer Staples	62,940,437	24,562,580	—	87,503,017
Energy	110,196,296	—	—	110,196,296
Financials	203,493,872	—	—	203,493,872
Health Care	150,547,624	11,156,679	—	161,704,303

77 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Investments, at Value: (Continued)
Common Stocks (Continued)
Industrials	$197,678,200	$—	$—	$197,678,200
Information Technology	118,390,709	—	—	118,390,709
Materials	64,196,731	—	—	64,196,731
Telecommunication Services	70,401,092	—	—	70,401,092
Utilities	63,606,915	—	—	63,606,915
Preferred Stocks	—	6,464,160	—	6,464,160
Asset-Backed Securities	—	216,506,358	12,905,509	229,411,867
Mortgage-Backed Obligations	—	367,929,786	—	367,929,786
U.S. Government Obligations	—	10,273,644	—	10,273,644
Non-Convertible Corporate Bonds and Notes	—	627,733,293	—	627,733,293
Convertible Corporate Bond and
Note	—	21,422,500	—	21,422,500
Corporate Loans	—	52,302,760	—	52,302,760
Over-the-Counter Option Purchased	—	1,062,098	—	1,062,098
Over-the-Counter Interest Rate
Swaptions Purchased	—	2,504,024	—	2,504,024
Investment Companies	141,509,645	—	—	141,509,645

Total Investments, at Value	1,229,340,439	1,341,917,882	12,905,509	2,584,163,830
Other Financial Instruments:
Centrally cleared swaps, at value	—	2,844,768	—	2,844,768
Futures contracts	1,671,090	—	—	1,671,090
Forward currency exchange contracts	—	1,262,571	—	1,262,571

Total Assets excluding investment companies valued using practical expedient	$1,231,011,529	$1,346,025,221	$12,905,509	2,589,942,259

Investment company valued using practical expedient				253,547,381

Total Assets				$2,843,489,640

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(1,107,293)	$—	$(1,107,293)
Centrally cleared swaps, at value	—	(3,963,175)	—	(3,963,175)
Options written, at value	—	(192,745)	—	(192,745)
Futures contracts	(179,076)	—	—	(179,076)
Forward currency exchange contracts	—	(2,575,619)	—	(2,575,619)

Total Liabilities	$(179,076)	$(7,838,832)	$—	$(8,017,908)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

78 OPPENHEIMER CAPITAL INCOME FUND

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 17.0% of the Master Fund at period end.

79 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$166,855,818
Sold securities	1,712,894

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund

80 OPPENHEIMER CAPITAL INCOME FUND

4. Investments and Risks (Continued)

purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the counterparty pledged $37,000 of collateral to the Fund for forward roll transactions.

At period end, the Fund pledged $864,900 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

81 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Cost	$11,923,936
Market Value	$13,276,420
Market Value as % of Net Assets	0.49%

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase,

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6. Use of Derivatives (Continued)

decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

83 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $45,238,611 and $226,298,706, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of

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6. Use of Derivatives (Continued)

$200,121,332 and $82,226,931 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $2,292,293 on purchased put options.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $489,036 on written put options.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of	Amount of
	Contracts	Premiums

Options outstanding as of August 31, 2016	525,000,000	$652,400
Options written	1,265,720,000	1,482,500
Options exercised	(959,920,000)	(1,270,868)

Options outstanding as of February 28, 2017	830,800,000	$864,032

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps

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6. Use of Derivatives (Continued)

have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the reporting period, the Fund had ending monthly average notional amounts of $130,469,985 and $49,103,934 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and

87 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $9,601,608 on interest rate swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract. The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser,

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6. Use of Derivatives (Continued)

to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $2,164,402 and $58,781 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

	Number of	Amount of
	Contracts	Premiums

Swaptions outstanding as of August 31, 2016	42,849,000	$228,806
Swaptions closed or expired	(42,849,000)	(228,806)

Swaptions outstanding as of February 28, 2017	—	$—

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $2,660,768.

ISDA master agreements include credit related contingent features which allow

89 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that

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6. Use of Derivatives (Continued)

amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated
		Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$2,661	$(2,661)	$—	$—	$—
Citibank NA	1,135,659	(452,922)	(682,737)	—	—
Goldman Sachs Bank USA	1,064,567	(661,552)	—	—	403,015
Goldman Sachs International	2,504,024	(889,111)	(1,614,913)	—	—
JPMorgan Chase Bank NA	121,782	(121,782)	—	—	—

	$4,828,693	$(2,128,028)	$(2,297,650)	$—	$403,015

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated
		Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(661,776)	$2,661	$659,115	$—	$—
Barclays Bank plc	(316)	—	—	—	(316)
BNP Paribas	(1,577)	—	—	—	(1,577)

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated
		Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Citibank NA	$(452,922)	$452,922	$—	$—	$—
Deutsche Bank AG	(307,737)	—	307,737	—	—
Goldman Sachs Bank USA	(661,552)	661,552	—	—	—
Goldman Sachs International	(889,111)	889,111	—	—	—
JPMorgan Chase Bank NA	(899,089)	121,782	617,727	—	(159,580)
Morgan Stanley & Co., Inc.	(1,577)	—	—	—	(1,577)

	$(3,875,657)	$2,128,028	$1,584,579	$—	$(163,050)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts			Swaps, at value	$1,107,293
Credit contracts	Centrally cleared swaps, at value	$2,844,768	Centrally cleared swaps, at value	3,963,175
Interest rate contracts	Variation margin receivable	184,483*	Variation margin payable	161,855*
	Unrealized appreciation on		Unrealized depreciation on
Forward currency	forward currency exchange		forward currency exchange
exchange contracts	contracts	1,262,571	contracts	2,575,619
Forward currency exchange contracts			Options written, at value	192,745
Forward currency exchange contracts	Investments, at value	1,062,098**
Interest rate contracts	Investments, at value	2,504,024**

Total		$7,857,944		$8,000,687

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

92 OPPENHEIMER CAPITAL INCOME FUND

6. Use of Derivatives (Continued)

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of swaption contracts written	Closing and expiration of futures contracts

Credit contracts	$(682,588)	$228,806	$—
Equity contracts	(1,513,901)	—	—
Forward currency exchange contracts	1,104,256	—	—
Interest rate contracts	(1,498,714)	—	(4,622,619)

Total	$(2,590,947)	$228,806	$(4,622,619)

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions	Swap contracts	Total

Credit contracts	$—	$(1,819,285)	$(2,273,067)
Equity contracts	—	—	(1,513,901)
Forward currency exchange contracts	8,670,414	—	9,774,670
Interest rate contracts	—	(297,219)	(6,418,552)

Total	$8,670,414	$(2,116,504)	$(430,850)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Swaption contracts written	Futures contracts

Credit contracts	$(6,038)	$—	$9,480	$—
Forward currency exchange contracts	(841,972)	144,887	—	—
Interest rate contracts	1,280,984	—	—	1,720,394

Total	$432,974	$144,887	$9,480	$1,720,394

93 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total

Credit contracts	$—	$1,024,475	$1,027,917
Forward currency exchange contracts	(3,273,250)	—	(3,970,335)
Interest rate contracts	—	(74,518)	2,926,860

Total	$(3,273,250)	$949,957	$(15,558)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended February 28, 2017		Year Ended August 31, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	7,497,867	$73,793,596	22,114,630	$211,686,219
Dividends and/or distributions reinvested	2,360,873	23,179,201	4,912,205	46,602,086
Redeemed	(16,719,591)	(164,601,344)	(32,212,207)	(308,288,628)

Net decrease	(6,860,851)	$(67,628,547)	(5,185,372)	$(50,000,323)

Class B
Sold	24,565	$236,525	139,395	$1,302,899
Dividends and/or distributions reinvested	10,727	103,154	36,697	340,610
Redeemed	(458,851)	(4,406,819)	(1,034,620)	(9,686,861)

Net decrease	(423,559)	$(4,067,140)	(858,528)	$(8,043,352)

Class C
Sold	3,122,578	$29,763,260	11,180,368	$103,545,856
Dividends and/or distributions reinvested	418,195	3,978,317	877,942	8,072,868
Redeemed	(6,014,382)	(57,350,268)	(11,254,410)	(104,204,207)

Net increase (decrease)	(2,473,609)	$(23,608,691)	803,900	$7,414,517

Class I
Sold	269,082	$2,651,956	646,631	$6,161,787
Dividends and/or distributions reinvested	26,383	258,772	47,826	453,491
Redeemed	(193,758)	(1,905,426)	(467,275)	(4,525,691)

Net increase	101,707	$1,005,302	227,182	$2,089,587

94 OPPENHEIMER CAPITAL INCOME FUND

7. Shares of Beneficial Interest (Continued)

	Six Months Ended February 28, 2017		Year Ended August 31, 2016
	Shares	Amount	Shares	Amount

Class R
Sold	639,876	$6,217,690	1,125,399	$10,595,667
Dividends and/or distributions reinvested	42,790	414,748	76,875	720,135
Redeemed	(407,068)	(3,948,169)	(784,489)	(7,432,859)

Net increase	275,598	$2,684,269	417,785	$3,882,943

Class Y
Sold	11,154,455	$109,911,880	22,027,993	$210,819,968
Dividends and/or distributions reinvested	634,454	6,225,623	1,174,846	11,139,830
Redeemed	(9,076,789)	(89,266,454)	(20,815,765)	(197,852,180)

Net increase	2,712,120	$26,871,049	2,387,074	$24,107,618

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$752,428,587	$734,534,765

U.S. government and government agency obligations	8,157,009	5,882,011

To Be Announced (TBA) mortgage-related securities	2,028,868,896	2,161,238,540

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.75%
Next $100 million	0.70
Next $100 million	0.65
Next $100 million	0.60
Next $100 million	0.55
Next $4.5 billion	0.50
Over $5 billion	0.48

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.53% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the

95 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all

96 OPPENHEIMER CAPITAL INCOME FUND

9. Fees and Other Transactions with Affiliates (Continued)

of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

February 28, 2017	$193,548	$31,573	$7,421	$21,370	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $88,340.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $524,861 for these management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a

97 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

10. Borrowings and Other Financing (Continued)

$1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

98 OPPENHEIMER CAPITAL INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

99 OPPENHEIMER CAPITAL INCOME FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Capital Income Fund	9/23/16	97.5%	2.5%	0.0%
Oppenheimer Capital Income Fund	12/13/16	79.4%	0.0%	20.6%

100 OPPENHEIMER CAPITAL INCOME FUND

OPPENHEIMER CAPITAL INCOME FUND

Trustees and Officers

Robert J. Malone, Chairman of the Board of Trustees and Trustee

Jon S. Fossel, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

Arthur P. Steinmetz, Trustee, President and Principal Executive Officer

Michelle Borré, Vice President

Krishna Memani, Vice President

Cynthia Lo Bessette, Secretary and Chief Legal Officer

Jennifer Foxson, Vice President and Chief Business Officer

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money

Laundering Officer

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

101 OPPENHEIMER CAPITAL INCOME FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

102 OPPENHEIMER CAPITAL INCOME FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

103 OPPENHEIMER CAPITAL INCOME FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc. 225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0300.001.0217 April 25, 2017

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/13/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/13/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	4/13/2017